EXHIBIT 10.22
                               CREDIT AGREEMENT


                          DATED AS OF AUGUST 29, 1996


                                     AMONG


                            STAT HEALTHCARE, INC.,
                                 AS BORROWER,


                        SOUTHWEST BANK OF TEXAS, N.A.,
                     INDIVIDUALLY AS LENDER AND AS AGENT,

                                      AND

                   THE BOATMEN'S NATIONAL BANK OF ST. LOUIS,
                                   AS LENDER
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                                TABLE OF CONTENTS
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ARTICLE I

         DEFINITIONS AND ACCOUNTING MATTERS

         Section 1.01      CERTAIN DEFINED TERMS...................................................1
         Section 1.02      ACCOUNTING TERMS AND DETERMINATIONS....................................11
         Section 1.03      OTHER DEFINITIONAL TERMS...............................................11
ARTICLE II

         AMOUNT AND TERMS OF LOANS

         Section 2.01      COMMITMENTS AND LOANS..................................................12
         Section 2.02      NOTES AND AMORTIZATION.................................................13
         Section 2.03      BORROWINGS.............................................................13
         Section 2.04      DISBURSEMENT OF FUNDS..................................................14
         Section 2.05      INTEREST...............................................................15
         Section 2.06      INTEREST PERIODS.......................................................16
         Section 2.07      CONTINUATION OPTIONS...................................................17
         Section 2.08      CONVERSION OPTIONS.....................................................17
         Section 2.09      VOLUNTARY PREPAYMENTS..................................................17
         Section 2.10      FEES...................................................................18
         Section 2.11      PAYMENTS...............................................................18
         Section 2.12      INTEREST RATE NOT ASCERTAINABLE, ETC...................................19
         Section 2.13      ILLEGALITY.............................................................19
         Section 2.14      INCREASED COSTS........................................................20
         Section 2.15      CHANGE OF LENDING OFFICE...............................................22
         Section 2.16      FUNDING LOSSES.........................................................22
         Section 2.17      SHARING OF PAYMENTS, ETC...............................................22
         Section 2.18      TAXES..................................................................22
         Section 2.19      PRO RATA TREATMENT.....................................................25
ARTICLE III

         CONDITIONS PRECEDENT

         Section 3.01      INITIAL LOANS..........................................................26
         Section 3.02      CONDITIONS PRECEDENT TO EACH LOAN......................................27
         Section 3.03      POSSESSION OF COLLATERAL SECURITY......................................28

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ARTICLE IV

         REPRESENTATIONS AND WARRANTIES

         Section 4.01      CORPORATE EXISTENCE....................................................28
         Section 4.02      FINANCIAL CONDITION....................................................29
         Section 4.03      LIABILITIES; LITIGATION................................................29
         Section 4.04      NO BREACH..............................................................29
         Section 4.05      CORPORATE ACTION.......................................................29
         Section 4.06      APPROVALS..............................................................30
         Section 4.07      USE OF LOANS...........................................................30
         Section 4.08      ERISA..................................................................30
         Section 4.09      TAXES..................................................................30
         Section 4.10      TITLES, ETC............................................................31
         Section 4.11      NO MATERIAL MISSTATEMENTS..............................................31
         Section 4.12      INVESTMENT COMPANY ACT.................................................31
         Section 4.13      PUBLIC UTILITY HOLDING COMPANY ACT.....................................31
         Section 4.14      SUBSIDIARIES, AFFILIATED PROFESSIONAL ASSOCIATIONS, AND PARTNERSHIPS...31
         Section 4.15      LOCATION OF BUSINESS AND OFFICES.......................................31
         Section 4.16      ENVIRONMENTAL MATTERS..................................................31
         Section 4.17      DEFAULTS...............................................................32
         Section 4.18      COMPLIANCE WITH THE LAW................................................32
         Section 4.19      INSURANCE..............................................................33
         Section 4.20      MANAGEMENT FEES........................................................33

ARTICLE V

         AFFIRMATIVE COVENANTS
         Section 5.01      FINANCIAL STATEMENTS AND OTHER REPORTS.................................33
         Section 5.02      LITIGATION.............................................................35
         Section 5.03      MAINTENANCE OF EXISTENCE, ETC..........................................35
         Section 5.04      ENVIRONMENTAL MATTERS..................................................36
         Section 5.05      FURTHER ASSURANCES.....................................................36
         Section 5.06      PERFORMANCE OF OBLIGATIONS.............................................37
         Section 5.07      INSURANCE..............................................................37
         Section 5.08      ACCOUNTS AND RECORDS...................................................37
         Section 5.09      RIGHT OF INSPECTION....................................................38
         Section 5.10      TAXES AND OTHER LIENS..................................................38
         Section 5.11      NOTICE OF CERTAIN EVENTS...............................................38

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         Section 5.12      ERISA INFORMATION AND COMPLIANCE.......................................39
          Section 5.13      PERFORMANCE OF DESIGNATED CONTRACTS...................................39
          Section 5.14      AUDIT, MANAGEMENT AND OTHER REPORTS...................................39
          Section 5.15      SEC AND OTHER REPORTS.................................................39

ARTICLE VI

         NEGATIVE COVENANTS

         Section 6.01      DEBT...................................................................40
         Section 6.02      LIENS..................................................................40
         Section 6.03      INVESTMENTS, LOANS AND ADVANCES........................................41
         Section 6.04      DIVIDENDS, DISTRIBUTIONS AND REDEMPTIONS...............................41
         Section 6.05      SALES AND LEASEBACKS...................................................41
         Section 6.06      NATURE OF BUSINESS.....................................................42
         Section 6.07      SUBSIDIARIES AND AFFILIATES............................................42
         Section 6.08      MERGERS, DISPOSITIONS, ETC.............................................42
         Section 6.09      ERISA COMPLIANCE.......................................................42
         Section 6.10      SALE OR DISCOUNT OF RECEIVABLES........................................43
         Section 6.11      TANGIBLE NET WORTH.....................................................43
         Section 6.12      CURRENT RATIO..........................................................43
         Section 6.13      FUNDED INDEBTEDNESS COVERAGE RATIO.....................................43
         Section 6.14      FIXED CHARGE COVERAGE RATIO............................................43
         Section 6.15      ENVIRONMENTAL MATTERS..................................................43
         Section 6.16      TRANSACTIONS WITH AFFILIATES...........................................43
         Section 6.17      NEGATIVE PLEDGE AGREEMENTS.............................................44
         Section 6.18      COMPENSATION...........................................................44
         Section 6.19      PROCEEDS OF NOTES......................................................44
         Section 6.20      PRESERVATION OF DESIGNATED CONTRACTS...................................44

ARTICLE VII

         EVENTS OF DEFAULT

         Section 7.01      EVENTS OF DEFAULT......................................................44
         Section 7.02      APPLICATION OF PROCEEDS................................................46

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ARTICLE VIII

         THE AGENT

         Section 8.01      APPOINTMENT AND POWERS.................................................47
         Section 8.02      POWERS.................................................................47
         Section 8.03      GENERAL IMMUNITY.......................................................47
         Section 8.04      NATURE OF DUTIES OF AGENT..............................................47
         Section 8.05      RIGHT TO INDEMNITY.....................................................47
         Section 8.06      ACTION ON INSTRUCTIONS OF LENDERS......................................47
         Section 8.07      LIMITATION ON AGENT'S DUTIES...........................................48
         Section 8.08      EMPLOYMENT OF AGENTS AND COUNSEL.......................................48
         Section 8.09      RELIANCE ON DOCUMENTS; COUNSEL.........................................48
         Section 8.10      MAY TREAT LENDER AS OWNER..............................................48
         Section 8.11      AGENT'S REIMBURSEMENT..................................................48
         Section 8.12      RIGHTS AS A LENDER.....................................................48
         Section 8.13      LENDER CREDIT DECISION.................................................49

ARTICLE IX

         MISCELLANEOUS

         Section 9.01      WAIVER.................................................................49
         Section 9.02      NOTICES................................................................49
         Section 9.03      PAYMENT OF EXPENSES, INDEMNITIES, ETC..................................50
         Section 9.04      AMENDMENTS, ETC........................................................52
         Section 9.05      SUCCESSORS AND ASSIGNS.................................................52
         Section 9.06      INVALIDITY.............................................................52
         Section 9.07      COUNTERPARTS...........................................................52
         Section 9.08      CAPTIONS...............................................................53
         Section 9.09      NO ORAL AGREEMENTS.....................................................53
         Section 9.10      GOVERNING LAW..........................................................53
         Section 9.11      INTEREST...............................................................53
         Section 9.12      WAIVER OF JURY TRIAL...................................................54
         Section 9.13      BINDING ARBITRATION....................................................54
         Section 9.14      EXCULPATION PROVISIONS.................................................56
         Section 9.15      CUMULATIVE RIGHTS......................................................56
         Section 9.16      SINGULAR AND PLURAL....................................................56
         Section 9.17      SEVERAL OBLIGATIONS....................................................56
         Section 9.18      EXHIBITS...............................................................57

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         Section 9.19      SATISFACTION REQUIREMENT...............................................57

Annex I -- Total Commitments

Schedule 1.01    -- Designated Contracts
Schedule 4.03    -- Liabilities; Litigation
Schedule 4.14    -- Subsidiaries, Affiliated Professional Associations, and
                    Partnerships
Schedule 4.16    -- Environmental Matters
Schedule 4.19    -- Insurance
Schedule 5.03(f) -- Existing Loans
Schedule 6.01(b) -- Debt of the Borrower

Exhibit A -- Form of Revolving Credit Note
Exhibit B -- Form of Term Note
Exhibit C -- Form of Borrowing Request
Exhibit D -- Security Instruments
Exhibit E -- Form of Legal Opinion
Exhibit F -- Form of Compliance Certificate
Exhibit G -- Form of Borrowing Base Certificate

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August 29, 1996

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                                CREDIT AGREEMENT


        THIS CREDIT AGREEMENT, dated as of August 29, 1996 (the "AGREEMENT"), by and among STAT HEALTHCARE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "BORROWER"), SOUTHWEST BANK OF TEXAS, N.A., a national banking association, individually and as administrative agent for the financial institutions party hereto (in its capacity as administrative agent, the "AGENT" ), and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, a national banking association (together with the Agent, the "LENDERS").


                                    RECITALS

        A. The Borrower has requested that the Lenders provide certain loans to it to refinance certain existing indebtedness, to finance certain equipment purchases, and for general corporate purposes.

        B. The Lenders have agreed to make such loans subject to the terms and conditions set forth in this Agreement.

        C. Therefore, in consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the parties hereto agree as follows:


                                    ARTICLE I

                       DEFINITIONS AND ACCOUNTING MATTERS

        Section 1.01 CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

               "ADJUSTED TANGIBLE NET WORTH" shall mean, from time to time, Tangible Net Worth PLUS 100% of the amount of any increase in equity in the Borrower, including, without limitation, (i) the injection of new capital and (ii) any conversion of Debt to equity.

               "ADVANCE NOTICE" shall mean written notice (or telephonic notice promptly confirmed by telecopy or otherwise in writing), which in each case shall be irrevocable, from the Borrower to be received by the Agent before 10:00 a.m. (Houston time), by the number of Business Days in advance of any borrowing, conversion, continuation, or voluntary prepayment of any Loan pursuant to this Agreement as respectively indicated below:



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               (i)    LIBOR Loans - three (3) Business Days; and

               (ii)   Base Rate Loans - 11:00 a.m. of the same Business Day.

        For the purpose of determining the applicable Loan in the case of the conversion from one Type of Loan into another, the Loan into which there is to be a conversion shall control.

               "AFFILIATE" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and, (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "CONTROL" (including, with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean any person which, at such time, owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

               "AGENT" shall have the meaning provided in the introductory paragraph to this Agreement.

               "AGREEMENT" shall mean this Credit Agreement, as the same may from time to time be amended, supplemented, or modified.

               "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto.

               "BASE RATE" shall have the meaning set forth in Section 2.05(a).

               "BASE RATE LOAN" shall mean a Loan bearing interest at the rate provided in Section 2.05(a).

               "BORROWER" shall have the meaning provided in the introductory paragraph to this Agreement.

               "BORROWING" shall mean a borrowing pursuant to a Borrowing Request, a continuation pursuant to Section 2.07, or a conversion pursuant to Section 2.08 consisting,


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CREDIT AGREEMENT
August 29, 1996
        in each case, of the same Type of Loans having, in the case of LIBOR Loans, the same Interest Period (except as otherwise provided in Sections 2.13 and 2.14).

               "BORROWING REQUEST" shall mean a request for a Borrowing pursuant to Section 2.03, substantially in the form of EXHIBIT C hereto.

               "BUSINESS DAY" shall mean any day excluding Saturday, Sunday, and any other day on which banks are required or authorized to close in Houston, Texas and, if the applicable Business Day relates to LIBOR Loans, on which trading is carried on by and between banks in Dollar deposits in the applicable London interbank LIBOR market.

               "CAPITAL LEASE" shall mean any lease of Property which, in accordance with GAAP, would be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should, in accordance with GAAP, be disclosed in a note to such balance sheet.

               "CHANGE OF CONTROL" shall mean a change in ownership or control of the Borrower effected through one of the following transactions:

                      (a) the acquisition, directly or indirectly, by any person or related group of persons (other than the Borrower or an Affiliate of the Borrower) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Borrower's outstanding securities; or

                      (b) Ruben Perez or Russell Schneider, collectively, cease
               to be the "beneficial owners" (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of at least thirty-five percent (35%) of the total combined voting power of the outstanding securities of the Borrower; or

                      (c) a change in the composition of the Board of Directors
               of the Borrower over a period of thirty-six (36) consecutive months or less such that a majority of the members of the Board of Directors ceases to be comprised of individuals who either (i) have been members of the Board of Directors continuously since the beginning of such period or (ii) have been elected or nominated for election as members of the Board of Directors during such period by at least a majority of the members of the Board of Directors described in clause (i) who were still in office at the time such election or nomination was approved by the Board of Directors.

               "CLOSING DATE" shall mean August 29, 1996.



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               "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               "COMMITMENT" shall mean, with respect to each Lender, the obligation of such Lender to make loans to the Borrower under Section 2.01, up to the maximum amount set forth opposite such Lender's name on Annex I under the caption "Total Commitment." Such Lender's Commitment is the sum of its Revolving Credit Commitment and its Term
        Commitment.

               "CONSOLIDATED OPERATING CASH FLOW" shall mean, for any period, without duplication, net income prior to all federal, state, local, and foreign income taxes and after salary and bonuses paid to officers, in each case of the Borrower and the Guarantors on a consolidated basis for such period, PLUS the sum of (i) all depreciation and amortization of assets (including goodwill and other intangible assets) of the Borrower and the Guarantors, (ii) interest paid during such period, and (iii) all other non-cash operating charges, in each case deducted in determining net income for such period, and MINUS the sum of all federal, state, local, and foreign income taxes (actually paid) of the Borrower and the Guarantors, in each case, during such period.

               "DEBT" shall mean, for any Person the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes, or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds, and similar instruments; (c) all obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable (other than for borrowed money) arising in the ordinary course of business of such Person; (d) all obligations under leases, whether designated as capital or operating leases, in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor, or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss; (e) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; (f) all Debt of others guaranteed by such Person or upon which such Person is otherwise liable as a partner or otherwise; and (g) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of other Persons.

               "DEFAULT" shall mean an Event of Default or any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

               "DEFAULT RATE" shall have the meaning assigned to that term in
Section 2.05(c).



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               "DESIGNATED CONTRACTS" shall mean each agreement (whether one or more) identified on SCHEDULE 1.01 to this Agreement.

               "DOLLARS" and "$" shall mean lawful money of the United States of America.

               "DRAWDOWN TERMINATION DATE" shall mean the last Business Day prior to the Revolving Credit Maturity Date.

               "ENVIRONMENTAL LAWS" shall mean any and all laws, statutes, ordinances, rules, regulations, orders, or determinations of any Governmental Authority pertaining to health or the environment in effect in any and all jurisdictions in which the Borrower is conducting or at any time has conducted business, or where any Property of the Borrower is located, or where any hazardous substances generated by or disposed of by the Borrower is located, including without limitation, the Clean Air Act, as amended, the Comprehensive Environ mental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, the Texas Solid Waste Disposal Act, as amended (the "PETROLEUM STORAGE TANK REMEDIATION FUND ACT"), and other environmental conservation or protection laws. The terms "hazardous substance," "release" and "threatened release" have the meanings specified in CERCLA, the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA, and the term "petroleum product" and "petroleum storage tank" have the meaning specified in the Petroleum Storage Tank Remediation Fund Act; PROVIDED, HOWEVER, in the event either CERCLA, RCRA or the Petroleum Storage Tank Remediation Fund Act is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment with respect to all provisions of this Agreement other than Article IV hereof; PROVIDED FURTHER that, to the extent the laws of the state in which any Property of the Borrower is located establish a meaning for "petroleum product," "petroleum storage tank," "hazardous substance," "contaminants," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA, RCRA or the Petroleum Storage Tank Remediation Fund Act, such broader meaning shall apply.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

               "ERISA AFFILIATE" shall mean any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the


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



        Code) as the Borrower or is under common control (within the meaning of
        Section 414(c) of the Code) with the Borrower.

               "EVENT OF DEFAULT" shall have the meaning assigned to that term in Section 7.01.

               "FINANCIAL STATEMENTS" shall mean the financial statements of the Borrower described or referred to in Section 4.02.

               "FIXED CHARGES" shall mean, for any period, without duplication, the sum of (i) the aggregate current maturities of all Funded Indebtedness of the Borrower and the Guarantors paid during such period, PLUS (ii) all interest paid by the Borrower and the Guarantors during such period, PLUS (iii) all dividends declared or paid during such period, PLUS (iv) all capitalized maintenance expenditures of the Borrower and the Guarantors for such period, and PLUS (v) any operating lease payments made by the Borrower and the Guarantors during such period.

               "FORM 1001 CERTIFICATION" shall have the meaning provided in
        Section 2.18(f).

               "FORM 4224 CERTIFICATION" shall have the meaning provided in
        Section 2.18(f).

               "FUNDED INDEBTEDNESS" shall mean, without duplication and with respect to the Borrower and the Guarantors on a consolidated basis, all Indebtedness for borrowed money, any Capital Lease obligations of the Borrower and the Guarantors, and any guarantee by the Borrower and the Guarantors with respect to Funded Indebtedness of another Person.

               "GAAP" shall mean generally accepted accounting principles.

               "GOVERNMENTAL AUTHORITY" includes the United States, the state, county, parish, province, municipal, and political subdivisions in which any Property of the Borrower or any Guarantor is located or which exercises jurisdiction over any such Property, and any court, agency, department, commission, board, bureau, or instrumentality of any of them which exercises jurisdiction over any such Property.

               "GOVERNMENTAL REQUIREMENT" shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization, or other direction or requirement (including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority.

               "GUARANTORS" shall mean the Persons listed on SCHEDULE 4.14 and any other Person which becomes a guarantor pursuant to Section 6.07.


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               "HIGHEST LAWFUL RATE" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received on the Loans or on other indebtedness under laws applicable to the Lenders which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than presently applicable laws now allow.

               "INDEBTEDNESS" shall mean any and all amounts owing or to be owing by the Borrower to the Lenders in connection with the Notes or any Security Instrument, including this Agreement, and all renewals, extensions, replacements, amendments, and/or rearrangements thereof.

               "INDEMNIFIED PARTIES" shall have the meaning provided in Section 9.03(b).

               "INDEMNITY MATTERS" shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands, and causes of action made or threatened against a Person, and, in connection therewith, all reasonable costs, losses, liabilities, damages or expenses of any kind or nature whatsoever incurred by such Person.

               "INTEREST PERIOD" shall have the meaning provided in Section
        2.06.

               "LENDER" or "LENDERS" shall have the meaning provided in the introductory paragraph to this Agreement.

               "LENDING OFFICE" shall mean, for each Lender, the office specified opposite such Lender's name on the signature pages hereof, or such other office as such Lender may designate in writing from time to time to the Borrower and the Agent.

               "LIBO RATE" or "LIBOR" shall mean the interest rate per annum equal to the arithmetic average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the offered quotations appearing on Telerate Page 3750 (or if such Telerate Page shall not be available, any successor or similar service as may be selected by the Agent and the Borrower) as of 10:00 a.m. Houston time, (or as soon thereafter as practicable), on the day two (2) Business Days prior to the first day of such Interest Period for Dollar deposits in amounts in immediately available funds comparable to the principal amount of the LIBOR Loan of the Lenders for which the LIBO Rate is being determined with maturities comparable to the Interest Period for which such LIBO Rate will apply.

               "LIBOR LOAN" shall mean a Loan bearing interest at the rate provided in Section 2.05(b).



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               "LIENS" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own, subject to a Lien, any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease, or other title retention agreement relating to such asset.

               "LOAN" shall mean a Revolving Credit Loan or a Term Loan, and "LOANS" shall mean, collectively, the Revolving Credit Loans or the Term Loans or one or more of them as provided herein.

               "LOAN DOCUMENTS" shall mean this Agreement, the Notes, and the Security Instruments.

               "MATERIAL ADVERSE EFFECT" shall mean any material and adverse effect on (i) the assets, liabilities, financial condition, business, operations, affairs, or circumstances of the Borrower or any of the Guarantors from those reflected in the Financial Statements or from the facts represented or warranted in this Agreement or any other Security Instrument, or (ii) the ability of the Borrower to carry out and continue to carry out its business as carried out at the date of this Agreement or meet its obligations under the Note, this Agreement or the other Security Instruments on a timely basis.

               "MULTIEMPLOYER PLAN" shall mean a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

               "NOTES" shall mean, collectively, the Revolving Credit Notes and the Term Notes.

               "OTHER TAXES" shall have the meaning provided in Section 2.18(b).

               "PAYMENT OFFICE" shall mean the Agent's office located at P. O. Box 27459, Houston, Texas 77227-7459, Attention: Melanie Abedelfatah.

               "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

               "PERCENTAGE SHARE" shall mean, as to each Lender, the fraction, expressed as a percentage, the numerator of which is the amount of the Lender's Commitment and the denominator of which is the amount of the aggregate Commitments.

CREDIT AGREEMENT
August 29, 1996

               "PERSON" shall mean any individual, corporation, limited liability company, voluntary association, partnership, joint venture, trust, unincorporated organization, or government or any agency, instrumentality, or political subdivision thereof, or any other form of entity.

               "PLAN" shall mean an employee pension benefit or other plan established or maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

               "PRIME RATE" shall mean the rate of interest from time to time announced publicly by the Agent as its prime commercial lending rate. Such rate is set by the Agent as a general reference rate of interest, taking into account such factors as the Agent may deem appropriate, it being understood that many of the Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

               "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal, or mixed, or tangible or intangible. References to the "Borrower's Properties", "Properties of the Borrower", or any other similar expressions shall mean any Property owned by the Borrower as co-owner or owned by the Borrower individually.

               "QUARTERLY DATES" shall mean the last Business Day of each March, June, September, and December.

               "RESPONSIBLE OFFICER" shall mean, (i) with respect to any corporation, the chairman of the board, the president, any executive vice president, the vice president of finance, the chief financial officer, the chief operating officer, or the treasurer of such corporation, and (ii) with respect to any professional association, the chairman of the board, the president, any vice president, the secretary, or the treasurer of such professional association.

               "REVOLVING CREDIT BORROWING BASE" shall mean, at any time, an amount equal to the sum of (a) an amount equal to twenty percent (20%) of the amount of Medicare and Medicaid receivables of the Borrower and the Guarantors having maturities of less than ninety (90) days, PLUS (b) an amount equal to eighty-five percent (85%) of the amount of private insurance accounts receivable of the Borrower and the Guarantors having maturities of less than ninety (90) days.

               "REVOLVING CREDIT COMMITMENT" shall mean the obligation of the Lenders, upon the terms and conditions stated herein, in the Notes and in the other Security Instruments, to make Revolving Credit Loans not to exceed in the aggregate the lesser of (i)
        $3,000,000.00

CREDIT AGREEMENT
August 29, 1996
        and (ii) the Revolving Credit Borrowing Base from the Closing Date until the Drawdown Termination Date.

               "REVOLVING CREDIT LOANS" shall have the meaning set forth in
        Section 2.01(a).

               "REVOLVING CREDIT MATURITY DATE" shall mean August 29, 1997.

               "REVOLVING CREDIT NOTES" shall mean the revolving credit notes issued by the Borrower evidencing the Revolving Credit Loans, substantially in the form of EXHIBIT A to the Agreement.

               "ROLLING PERIOD" shall mean for any fiscal quarter ending on a Quarterly Date, such quarter and three preceding fiscal quarters.

               "SECURITY INSTRUMENTS" shall mean this Agreement, the Notes, all agreements listed on EXHIBIT D hereto, and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower or any other Person in connection with, or as security for the payment or performance of, the Notes, or this Agreement, as such agreements may be amended or supplemented from time to time.

               "SUBSIDIARY" shall mean, with respect to the Borrower, any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the appending of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of the Subsidiaries.

               "TANGIBLE NET WORTH" shall mean, as of any time, the sum of the following for the Borrower determined (without duplication) in accordance with GAAP:

                      (a) the sum of preferred stock (if any) and the par value
               of common stock of the Borrower, PLUS

                      (b) the amount of surplus and retained earnings (or, in
               the case of a surplus or retained earnings deficit, MINUS the amount of such deficit), MINUS

                      (c) the sum of the following: cost of treasury shares and
               the book value of all assets of the Borrower which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including as such intangibles the following: goodwill, research and development costs, trademarks, trade names, copyrights,

CREDIT AGREEMENT
August 29, 1996
               patents and franchises, unamortized debt discount and expense, all reserves and any writeup in the book value of assets resulting from a revaluation thereof or resulting from any changes in GAAP.

               "TAXES" shall have the meaning provided in Section 2.18(a).

               "TERM COMMITMENT" shall mean the obligation of the Lenders, upon the terms and conditions stated herein, in the Notes and in the other Security Instruments, to make Term
        Loans not to exceed, in the aggregate, $3,500,000.00.

               "TERM LOANS" shall have the meaning set forth in Section 2.01(a).

               "TERM MATURITY DATE" shall mean August 30, 1999.

               "TERM NOTES" shall mean the term notes issued by the Borrower evidencing the term loans, substantially in the form of EXHIBIT B to the Agreement.

               "TOTAL LIABILITIES" shall mean, as of any time, all Debt of the Borrower, whether direct, contingent, or otherwise.

               "TYPE" shall mean a Base Rate Loan or a LIBOR Loan.

        Section 1.02 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Agent or the Lenders hereunder shall be prepared in accordance with GAAP, as in effect and applied on a basis consistent with the Financial Statements (except for changes concurred with by the Borrower's independent public accountants).

        Section 1.03 OTHER DEFINITIONAL TERMS. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit, Annex, and like references are to this Agreement unless otherwise specified.

CREDIT AGREEMENT
August 29, 1996

                                   ARTICLE II

                            AMOUNT AND TERMS OF LOANS

        Section 2.01  COMMITMENTS AND LOANS.

        (a) LOANS. Subject to the terms and conditions and relying on the representations and warranties herein set forth, each Lender severally agrees
(i) from time to time and at any time prior to the Drawdown Termination Date, to make revolving credit loans (each a "REVOLVING CREDIT LOAN") to the Borrower, and (ii) from time to time and at any time prior to the Term Maturity Date, to make term loans (each a "TERM LOAN") to the Borrower.

        (b) TYPES OF LOANS. The Revolving Credit Loans made pursuant hereto shall, at the option of the Borrower, be either Base Rate Loans or LIBOR Loans and may be continued or converted pursuant to Sections 2.07 and 2.08, respectively, provided that, except as otherwise specifically provided herein, all Loans made pursuant to the same Borrowing shall be of the same
Type.  The Term Loans shall be Base Rate Loans only.

        (c) REVOLVING CREDIT COMMITMENTS. The Revolving Credit Loans made pursuant hereto by each Lender shall not exceed in aggregate principal amount outstanding at any one time the amount set forth opposite such Lender's name on ANNEX I under the caption "Revolving Credit Loan Commitment"; PROVIDED, HOWEVER, that the aggregate principal amount of all Revolving Credit Loans by the Lenders at any one time outstanding shall not exceed the Revolving Credit Commitment. Within the foregoing limits and subject to the conditions set out in Article III, the Borrower may obtain Borrowings of Revolving Credit Loans, repay or prepay such Revolving Credit Loans, and re-borrow such Revolving Credit Loans.

        (d) TERM COMMITMENTS. The Term Loans made pursuant hereto by each Lender shall not exceed the principal amount set forth opposite such Lender's name on ANNEX I attached hereto under the caption "Term Loan Commitment." The portion of each Lender's Term Commitment not utilized by August 29, 1997 shall be permanently canceled. Any portion of the Term Loans that is repaid or prepaid may not be re-borrowed.

        (e) AMOUNTS OF BORROWINGS, ETC. The aggregate principal amount of each Borrowing (i) of LIBOR Loans hereunder shall be not less than $50,000.00 and shall be in integral multiples of $50,000.00 in excess thereof, and (ii) of Base Rate Loans hereunder shall be not less than $50,000.00 and shall be in integral multiples in excess thereof of $50,000.00 in excess thereof, except that any Borrowing of Loans that are Base Rate Loans may be in the aggregate amount of the unused Commitment. Borrowings of more than one Type may be outstanding at the same time; PROVIDED, HOWEVER, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in an aggregate of more than five (5) separate Borrowings of LIBOR Loans being

CREDIT AGREEMENT
August 29, 1996
outstanding at any one time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

        Section 2.02  NOTES AND AMORTIZATION.

        (a) REVOLVING CREDIT LOANS. The Borrower's obligation to pay the principal of, and interest on, the Revolving Credit Loans made by each Lender shall be further evidenced by the Borrower's issuance, execution, and delivery of a Revolving Credit Note payable to the order of such Lender in the amount of such Lender's Revolving Credit Commitment and dated as of the date of issuance of such Revolving Credit Note. The principal amount of the Revolving Credit Notes shall be payable on or before the Drawdown Termination Date.

        (b) TERM LOANS. The Borrower's obligation to pay the principal of, and interest on, the Term Loans made by each Lender shall be further evidenced by the Borrower's issuance, execution and delivery of Term Notes payable to the order of each such Lender in the amount of such Lender's Term Commitment and dated as of the date of issuance of such Term Note. The principal amount of the Term Notes shall be repaid in the following manner:

               (i) Commencing on October 10, 1996 and thereafter on the tenth
        (10th) Business Day of each calendar month to and including September 10, 1997, an amount equal to one thirty-sixth (1/36) of the principal balance of the Term Loans then outstanding;

               (ii) On October 10, 1997 and thereafter on the tenth (10th) Business Day of each calendar month, an amount equal to one twenty-fourth (1/24) of the principal balance of the Term Loans outstanding on October 10, 1997, with the final installment in the amount of the unpaid principal balance then owing thereunder being payable on or before the Term Maturity Date.

Any prepayment of the principal amount of the Term Notes shall be applied in the inverse order of maturity to reduce the amounts of the installments unpaid at such time.

        Section 2.03  BORROWINGS.

        (a) INITIAL LOANS. The initial Loans hereunder under (i) the Revolving Credit Commitment shall be a renewal, extension, and rearrangement of the principal balance outstanding on the Closing Date of that certain $1,500,000.00 note, dated April 10, 1996, executed by the Borrower payable to the order of the Agent, and (ii) the Term Commitment shall be a renewal, extension, and rearrangement of the principal balance outstanding on the Closing Date of (1) that certain $313,800.00 note, dated May 9, 1996, executed by Brownsville Hyperbaric Healthcare Ltd.

CREDIT AGREEMENT
August 29, 1996
payable to the order of the Agent and (2) that certain $150,000.00 note, dated May 9, 1996, executed by AmHealth Enterprises of the Valley, Inc. payable to the order of the Agent.

        (b) BORROWING REQUESTS. Whenever the Borrower desires to make an additional Borrowing hereunder, it shall give (i) Advance Notice in the form of a Borrowing Request, specifying, subject to the provisions hereof, (1) the aggregate principal amount of the Loans to be made pursuant to such Borrowing,
(2) the date of Borrowing (which shall be a Business Day), (3) in the case of Revolving Credit Loans, whether the Loans being made pursuant to such Borrowing are to be Base Rate Loans or LIBOR Loans, and (4) in the case of LIBOR Loans, the Interest Period to be applicable thereto, and (ii) an executed Borrowing Base Certificate substantially in the form of EXHIBIT G hereto.

        (c) NOTICE TO LENDERS. The Agent shall promptly give each Lender telecopy or telephonic notice (and, in the case of telephonic notices, confirmed by telecopy or otherwise in writing) of the proposed Borrowing, of such Lender's proportionate share thereof and of the other matters covered by the Advance Notice. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Agent may act without liability upon the basis of telephonic notice believed by the Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Agent's record of the terms of such telephonic notice, absent manifest error.

        Section 2.04  DISBURSEMENT OF FUNDS.

        (a) AVAILABILITY. No later than 4:00 p.m. (Houston time) on the date of each Borrowing of Revolving Credit Loans, each Lender will make available its PRO RATA portion of the amount (if any) by which the principal amount of the Borrowing requested to be made on such date exceeds the principal amount of Revolving Credit Loans (if any) maturing on such date, in Dollars and in immediately available funds at the Payment Office. The Agent will make available to the Borrower at the Payment Office the aggregate of the amounts (if any) so made available by the Lenders.
 To
the extent that Revolving Credit Loans mature on the date of a requested Borrowing of Revolving Credit Loans, the Lenders shall apply the proceeds of the Revolving Credit Loans then being made, to the extent thereof, to the repayment of such maturing Revolving Credit Loans, and such repayments are intended to be a contemporaneous exchange.

        (b) FUNDS TO AGENT. Unless the Agent shall have been notified by any Lender prior to the date of a Borrowing that such Lender does not intend to make available to the Agent such Lender's portion of the Borrowing to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date, and the Agent may make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender on the date of a Borrowing, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the customary rate set

CREDIT AGREEMENT
August 29, 1996
by the Agent for the correction of errors among banks. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent together with interest at the rate specified for the Borrowing which includes such amount paid.
Nothing in this Section shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

        (c) LENDERS' RESPONSIBILITIES. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

        Section 2.05  INTEREST.  In all cases subject to Section 9.11:

               (a) BASE RATE LOANS. With respect to either Term Loans or Revolving Credit Loans that are Base Rate Loans, the Borrower agrees to pay interest in respect of the unpaid principal amount of each such Loan from the date thereof until payment in full thereof at a rate per annum (the "BASE RATE") equal to, for any day, the Prime Rate in effect on such day; PROVIDED, that, with respect to Revolving Credit Loans only, for any period during which the Funded Debt Coverage Ratio is greater than 2.00 to 1.00, the Base Rate shall be equal to the Prime Rate PLUS one fourth of one percent (0.25%); PROVIDED FURTHER, that in no event shall the Base Rate exceed the Highest Lawful Rate.

               (b) LIBOR LOANS. With respect to Revolving Credit Loans that are LIBOR Loans, the Borrower agrees to pay interest in respect of the unpaid principal amount of each such Loan from the date thereof until payment in full thereof at a rate per annum equal to the relevant LIBO Rate PLUS:

                      (i) one and one half percent (1.5%), for any period during which the Funded Debt Coverage Ratio is less than 1.00 to 1.00;

                      (ii) one and three fourths percent (1.75%), for any period during which the Funded Debt Coverage Ratio is equal to or greater than 1.00 to 1.00, but not more than 2.00 to 1.00; or

                      (iii) two and one fourth percent (2.25%), for any period
               during which the Funded Debt Coverage Ratio is greater than 2.00 to 1.00.

        In no event, however, shall such rate exceed the Highest Lawful Rate.

CREDIT AGREEMENT
August 29, 1996

               (c) DEFAULT INTEREST. Upon the occurrence and during the continuance of an Event of Default specified in Section 7.01, principal and, to the extent permitted by law, overdue interest in respect of each Loan and all other amounts then due and payable hereunder shall bear interest for each day at a rate per annum (the "DEFAULT RATE") equal to three percent (3%) in excess of the Base Rate in effect for each such day, but in no event to exceed the Highest Lawful Rate; PROVIDED, HOWEVER, that no Loan shall bear interest after maturity (whether by acceleration or otherwise) at a rate per annum less than three percent (3%) in excess of the rate of interest applicable thereto at maturity, but in no event to exceed the Highest Lawful Rate.

               (d) MISCELLANEOUS. Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of payment in full thereof. Interest on each Loan shall be payable on the tenth (10th) Business Day of each calendar month, commencing on the first of such days to occur after such Loan is made, and on any prepayment (other than voluntary partial prepayments of Base Rate Loans) on the amount prepaid, at maturity (whether by acceleration or otherwise), and, after maturity, on demand.

               (e) NOTICE BY AGENT. The Agent, upon determining the LIBO Rate for any Interest Period, shall promptly notify by telephone (confirmed by telecopy or otherwise in writing) or in writing the Borrower and the Lenders thereof.

        Section 2.06 INTEREST PERIODS. In connection with each Borrowing of LIBOR Loans, the Borrower shall elect an interest period (each an "INTEREST PERIOD") to be applicable to such Borrowing, which Interest Period shall begin on and include, as the case may be, the date selected by the Borrower pursuant to Section 2.03, the conversion date or the date of expiration of the then current Interest Period applicable thereto, and end on but exclude the date which is either one, two, three, or six months thereafter, as selected by the Borrower; PROVIDED that:

               (a) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED, FURTHER, that if any Interest Period (other than in respect of a Borrowing of LIBOR Loans the Interest Period of which is expiring pursuant to Section 2.13(b) hereof) would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to part (c) below, end on the last Business Day of a calendar month;

CREDIT AGREEMENT
August 29, 1996

               (c) no Interest Period shall extend beyond any date that any principal payment or prepayment is scheduled to be due unless the aggregate principal amount of Borrowings which are Borrowings of Base Rate Loans or which have Interest Periods which will expire on or before such date, less the aggregate amount of any other principal payments or prepayments due during such Interest Period, is equal to or in excess of the amount of such principal payment or prepayment; and

               (d) no Interest Period shall extend beyond the Drawdown Termination Date.

        Section 2.07 CONTINUATION OPTIONS. The Borrower may elect to continue all or any part of any Borrowing of LIBOR Loans beyond the expiration of the then current Interest Period relating thereto by giving Advance Notice of such election, specifying the Borrowings of LIBOR Loans or portion thereof to be continued and the Interest Period therefor; PROVIDED, HOWEVER, that any continuation of such Borrowing shall be (as to each Borrowing as continued for an applicable Interest Period) in the principal amount of not less than $50,000.00 and in integral multiples of $50,000.00 in excess thereof. Promptly after receipt of Advance Notice, the Agent shall notify each Lender of the proposed continuation. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such Borrowing of LIBOR Loans to a Borrowing of Base Rate Loans pursuant to Section 2.08(a).

        Section 2.08 CONVERSION OPTIONS. With respect to Revolving Credit Loans,

               (a) CONVERSION TO BASE RATE. The Borrower may elect to convert any Borrowing of LIBOR Loans on the last day of the then current Interest Period relating thereto to a Borrowing of Base Rate Loans by giving Advance Notice of such election. Promptly after receipt of the Advance Notice, the Agent shall notify each Lender of the proposed conversion.

               (b) CONVERSION TO LIBO RATE. The Borrower may elect to convert a Borrowing of Base Rate Loans at any time or from time to time to a Borrowing of LIBOR Loans by giving Advance Notice of such election; PROVIDED, HOWEVER, that any conversion of such Borrowing shall be (as to each Borrowing into which there is a conversion for an applicable Interest Period) in the principal amount of not less than $50,000.00 and in integral multiples of $50,000.00 in excess thereof. Promptly after receipt of the Advance Notice, the Agent shall notify each Lender of the proposed conversion.

        Section 2.09 VOLUNTARY PREPAYMENTS. The Borrower may, at its option, at any time and from time to time, prepay Loans, in whole or in part, without premium or penalty (other than funding losses, breakage, and re-employment costs, if any, resulting from such prepayment being made other than on the last day of an Interest Period with respect to any LIBOR Loan as provided in Section 2.16), upon giving Advance Notice. Such notice shall specify the date and amount of

CREDIT AGREEMENT
August 29, 1996
prepayment and the Loan or Loans to which such prepayment is to be applicable. Upon receipt of such notice, the Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment. The payment amount specified in such notice shall be due and payable on the date specified. Each prepayment shall be in a principal amount of not less than $50,000.00, or any whole multiple of $10,000.00 in excess thereof, or the aggregate balance outstanding on the applicable Notes. Each prepayment of Term Loans made pursuant to this Section shall be accompanied by all interest accrued on the amount prepaid to the date of such prepayment. Each prepayment shall be applied ratably to prepay the Loans of the several Lenders.

        Section 2.10  FEES.

        (a) REVOLVING CREDIT COMMITMENTS. The Borrower shall pay to the Agent for the account of and distribution to each Lender in accordance with its Percentage Share a commitment fee for the period commencing on the Closing Date to and including the Revolving Credit Maturity Date (or such earlier date as the Revolving Credit Commitments shall have been terminated entirely) computed at a rate per annum set forth below on the average daily unused portion of the Revolving Credit Loan Commitments set forth in Annex I, payable in arrears on the Quarterly Dates, commencing on the first Quarterly Date to occur after the date of this Agreement:

                (i) two tenths of one percent (0.20%), for any period during which the Funded Debt Coverage Ratio is less than 1.00 to 1.00;

               (ii) one fourth of one percent (0.25%), for any period during which the Funded Debt Coverage Ratio is equal to or greater than 1.00 to 1.00.

        Section 2.11  PAYMENTS.

        (a) WITHOUT SETOFF, ETC. Except as otherwise specifically provided herein, all payments under the Notes and this Agreement shall be made without defense, set-off, or counterclaim to the Agent not later than 11:00 a.m. (Houston time) on the date when due and shall be made in lawful money of the United States of America in immediately available funds at the Payment Office. The Agent will promptly thereafter distribute funds in the form received relating to the payment of principal or interest ratably to the Lenders for the account of their respective Lending Offices, and funds in the form received relating to the payment of any other amount payable to any Lender to such Lender for the account of its Lending Office.

        (b) NON-BUSINESS DAYS. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, the due date thereof shall, subject to Section 2.06, be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall accrue at the applicable rate during such extension.

CREDIT AGREEMENT
August 29, 1996

        (c) COMPUTATIONS. All computations of interest shall be made on the basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be) in the case of LIBOR Loans, and 365 or 366 days (as the case may be) in the case of Base Rate Loans, and all computations of fees shall be made on the basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Agent of an interest rate or fee hereunder shall, except for manifest error, be final, conclusive, and binding for all purposes.

        Section 2.12 INTEREST RATE NOT ASCERTAINABLE, ETC. In the event that the Agent shall have determined (which determination shall, absent manifest error, be final, conclusive, and binding upon all parties) that on any date for determining the LIBO Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the interbank LIBOR market, or any Lender's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBO Rate, then, and in any such event, the Agent shall forthwith give notice (by telephone confirmed by telecopy or otherwise in writing) to the Borrower and to the Lenders of such determination. Until the Agent notifies the Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make LIBOR Loans shall be immediately suspended, any LIBOR Loan that is requested (by continuation, conversion or otherwise) shall instead be made as a Base Rate Loan, and any outstanding LIBOR Loan shall be converted, on the last day of the then current Interest Period applicable thereto, to a Base Rate Loan.

        Section 2.13  ILLEGALITY.

        (a) DETERMINATION OF ILLEGALITY. In the event that any Lender shall have determined (which determination shall, absent manifest error, be final, conclusive, and binding upon all parties) at any time that the making or continuance of any LIBOR Loan has become unlawful by compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) then, in any such event, the Lender shall give prompt notice (by telephone confirmed by telecopy or otherwise in writing) to the Borrower and to the Agent of such determination (which notice the Agent shall promptly transmit to the other Lenders).

        (b) LIBOR LOANS SUSPENDED. Upon the giving of the notice to the Borrower referred to in subsection (a) above, (i) the Borrower's right to request (by continuation, conversion, or otherwise) and such Lender's obligation to make LIBOR Loans shall be immediately suspended, and any such requested LIBOR Loan shall instead be made as a Base Rate Loan, and (ii) if the affected LIBOR Loan or Loans are then outstanding, the Borrower shall immediately, or if permitted by

CREDIT AGREEMENT
August 29, 1996
applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Agent and the affected Lender, convert each such LIBOR Loan into a Base Rate Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 2.13(b).

        Section 2.14  INCREASED COSTS.

        (a) LIBOR REGULATIONS, ETC. If, by reason of (x) after the date hereof, the introduction of or any change (including but not limited to any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

               (i) any Lender (or its applicable Lending Office) shall be subject to any tax, duty, or other charge with respect to its LIBOR Loans or its obligation to make LIBOR Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its LIBOR Loans or its obligation to make LIBOR Loans (except for changes in the rate of tax on the overall net income of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located);

               (ii) any reserve (including but not limited to any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable Lending Office either shall be imposed or deemed applicable to its LIBOR Loans or its obligation to make LIBOR Loans or shall be imposed on any Lender or its applicable Lending Office or the interbank LIBOR market; or

               (iii) there shall be imposed on a Lender or its applicable Lending Office any other condition affecting any LIBOR Loan or its obligation to make LIBOR Loans;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining LIBOR Loans (except to the extent already included in the determination of the applicable LIBO Rate), or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then the Borrower shall from time to time, upon written notice from and demand by such Lender (with a copy of such notice and demand to the Agent), pay to the Agent for the account of such Lender, within five (5) Business Days after the date specified in such notice and demand, additional amounts sufficient to indemnify or compensate such Lender against such increased cost. A certificate as to the amount of such

CREDIT AGREEMENT
August 29, 1996
increased cost, submitted to the Borrower and the Agent by such Lender, shall, except for manifest error, be final, conclusive, and binding for all purposes.

        (b) COSTS. If any Lender shall advise the Agent that at any time, because of the circumstances described in clauses (x) or (y) in Section 2.14(a) or any other circumstances arising after the Closing Date affecting such Lender or the interbank LIBOR market or such Lender's position in such market, the LIBO Rate, as determined by the Agent, will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Loans, then, and in any such event:

               (i) the Agent shall forthwith give notice (by telephone confirmed by telecopy or otherwise in writing) to the Borrower and to the Lenders of such advice; and

               (ii) the Borrower's right to request and such Lender's obligation to make LIBOR Loans shall be immediately suspended, any such LIBOR Loan that is requested (by continuation, conversion, or otherwise) shall instead be made as a Base Rate Loan, and any such outstanding LIBOR Loan shall be converted, on the last day of the then current Interest Period applicable thereto, to a Base Rate Loan.

        (c) CAPITAL ADEQUACY. Without limiting the foregoing, in the event that any Lender shall have determined that the adoption of any law, treaty, governmental or quasi-governmental rule, regulation, guideline, or order regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by any Lender with any request or directive regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction, does or shall have the effect of increasing the amount of capital required to be maintained by such Lender (including, without limitation, with respect to any Lender's Commitment), then the Borrower shall from time to time upon demand from such Lender (with a copy to the Agent), pay to the Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for the cost of such additional required capital. A certificate as to the amount of such cost, submitted to the Borrower and the Agent by such Lender, shall, absent manifest error, be final, conclusive, and binding for all purposes.

        (d) If any Lender elects to pass through to the Borrower any material charge or cost under Section 2.14 or elects to terminate the availability of LIBOR Loans, for any material period of time, the Borrower may, within sixty
(60) days after the date of such event and so long as no Event of Default shall have occurred and be continuing, elect to terminate such Lender as a party to this Agreement; PROVIDED that, concurrently with such termination the Borrower shall, if the Agent and each of the other Lenders shall consent, pay that Lender all principal, interest, and fees and other amounts owed to such Lender through such date of termination.



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CREDIT AGREEMENT
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



        Section 2.15 CHANGE OF LENDING OFFICE. Each Lender agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to any of its LIBOR Loans affected by the matters or circumstances described in Sections 2.12, 2.13, or 2.14 to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion.

        Section 2.16 FUNDING LOSSES. The Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such amounts and which request shall, absent manifest error, be final, conclusive, and binding upon all of the parties hereto) for all reasonable losses, expenses, and liabilities (including but not limited to any interest paid by such Lender to lenders of funds borrowed by it to make or carry its LIBOR Loans to the extent not recovered by the Lender in connection with the re-employment of such funds), which the Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing, continuation, or conversion of LIBOR Loans does not occur on the date or in the amount specified therefor in an Advance Notice (whether or not withdrawn), or (ii) if any payment, prepayment, or conversion of any of its LIBOR Loans occurs on a date which is not the last day of an Interest Period applicable thereto (including pursuant to Section 2.13).

        Section 2.17 SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment or reduction (including but not limited to any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy
Code) of any obligation of the Borrower hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the Lenders, such Lender shall forthwith (i) notify each of the other Lenders and the Agent of such receipt, and (ii) purchase from the other Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them; PROVIDED that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

        Section 2.18  TAXES.

        (a) PAYMENTS FREE AND CLEAR. Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Lender and the Agent, taxes imposed on its income,

CREDIT AGREEMENT
August 29, 1996
and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Agent, or such Lender, as the case may be, is a citizen or resident or in which such Lender has a permanent establishment (or is otherwise engaged in the active conduct of its banking business through an office or a branch) which is such Lender's applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Agent or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Lender or the Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders or the Agent (X) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.18) such Lender or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (Y) the Borrower shall make such deductions and (Z) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

        (b) OTHER TAXES. In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER Taxes").


        (c) INDEMNIFICATION. The Borrower will indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, but not limited to, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.18) paid by such Lender or the Agent (on their behalf or on behalf of any Lender), as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Any payment pursuant to such indemnification shall be made within thirty (30) days after the date any Lender or the Agent, as the case may be, makes written demand therefor. If any Lender or the Agent receives a refund or credit in respect of any Taxes or Other Taxes for which such Lender or the Agent has received payment from the Borrower hereunder it shall promptly notify the Borrower of such refund or credit and shall, within thirty (30) days after receipt of a request by the Borrower (or promptly upon receipt, if the Borrower has requested application for such refund or credit pursuant hereto), pay an amount equal to such refund or credit to the Borrower without interest (but with any interest so refunded or credited), provided that the Borrower, upon the request of such Lender or the Agent, agrees to return such refund or credit (plus penalties, interest or other charges) to such Lender or the Agent in the event such Lender or the Agent is required to repay such refund or credit.

CREDIT AGREEMENT
August 29, 1996

        (d) RECEIPTS. Within thirty (30) days after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any Lender or the Agent, the Borrower will furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof.

        (e) SURVIVAL. Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.18 shall survive the payment in full of principal and interest hereunder.

        (f) LENDER REPRESENTATIONS. Each Lender represents that it is either (i) a corporation organized under the laws of the United States of America or any state thereof or (ii) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (1) under an applicable provision of a tax convention to which the United States of America is a party or (2) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a corporation organized under the laws of the United States of America or any state thereof agrees to provide to the Borrower and the Agent on the Closing Date, or on the date of its delivery of the Assignment and Acceptance pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Borrower or the Agent shall reasonably request, two accurate and complete original signed copies of either (X) Internal Revenue Service Form 4224 (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "FORM 4224 CERTIFICATION") or (Y) Internal Revenue Service Form 1001 (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "FORM 1001 CERTIFICATION"). In addition, each Lender agrees that if it previously filed a Form 4224 Certification it will deliver to the Borrower and the Agent a new Form 4224 Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form 1001 Certification, it will deliver to the Borrower and the Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Borrower and the Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, PROVIDED that the circumstances of the Lender at the relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) applicable law, regulation or treaty, or in any official application thereof or
(ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Borrower and the Agent have received a Form 1001 Certification or Form 4224 Certification

CREDIT AGREEMENT
August 29, 1996
satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this Section or (ii) the Borrower or the Agent as a result of their reliance on any such form or certificate which it has provided to them pursuant to this Section.

        (g) FAILURE TO PROVIDE FORM. For any period with respect to which a Lender has failed to provide the Borrower with the form required pursuant to
Section 2.18(f), if any, (other than if such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 2.18(c) with respect to Taxes imposed by the United States which Taxes would not have been imposed but for such failure to provide such forms; PROVIDED, HOWEVER, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

        (h) EFFORTS TO AVOID OR REDUCE. Any Lender claiming any additional amounts payable pursuant to this Section 2.18 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or the Agent or to change the jurisdiction of its applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

        Section 2.19 PRO RATA TREATMENT. Except as required under Section 2.13 or 2.14, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the fees, each reduction of the Commitments, and each refinancing of any Borrowing, conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type, shall be allocated PRO RATA among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans made pursuant to such applicable Commitments). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

CREDIT AGREEMENT
August 29, 1996

                                   ARTICLE III

                              CONDITIONS PRECEDENT

        Section 3.01 INITIAL LOANS. At the time of the making by such Lender of its initial Loans hereunder, all obligations of the Borrower hereunder to the Agent or any Lender incurred prior to such initial Loan (including but not limited to the Borrower's obligation to reimburse the fees and disbursements of counsel to the Agent) shall have been paid in full, and the Agent shall have received the following, each dated as of the Closing Date, in form and substance reasonably satisfactory to the Agent with an original thereof for the Agent and with sufficient copies thereof for each Lender (except that in the case of the Notes, the originals thereof shall be delivered to the respective Lenders):

               (a) An executed certificate of the Secretary or Assistant Secretary of the Borrower setting forth (i) certified resolutions of its board of directors in form and substance reasonably satisfactory to the Agent with respect to the authorization of the Notes, this Agreement and the other Security Instruments to which it is a party; (ii) the officers of the Borrower (y) who are authorized to sign this Agreement, the Notes, and the other Security Instruments to which it is a party, and
        (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby,
        (iii) specimen signatures of the officers so authorized, and (iv) the articles or certificate of incorporation and the bylaws of the Borrower, certified as being true and complete. The Agent and the Lenders may conclusively rely on such certificate until the Agent receives notice in writing from the Borrower to the contrary.

               (b) Executed certificates of the Secretary or Assistant Secretary of each Guarantor that is a party to any Loan Document setting forth, in each case, (i) certified resolutions of its board of directors in form and substance reasonably satisfactory to the Agent with respect to the authorization of the Loan Documents to which such Guarantor is a party;
        (ii) the officers of the Guarantor (y) who are authorized to sign the Loan Documents to which such Guarantor is a party, and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby, (iii) specimen signatures of the officers so authorized, and (iv) the articles or certificate of incorporation and the bylaws of each such Guarantor, certified as being true and complete. The Agent and the Lenders may conclusively rely on such certificates until the Agent receives notice in writing from the relevant Guarantor to the contrary.

CREDIT AGREEMENT
August 29, 1996

               (c) Certificates of the appropriate state agencies with respect to the valid existence and good standing of the Borrower and each Guarantor.

               (d)    The Notes, duly completed and executed.

               (e) The Security Instruments listed on EXHIBIT D hereto, duly completed and executed in sufficient number of counterparts for recording purposes, as applicable.

               (f) An opinion of counsel to the Borrower in substantially the form of EXHIBIT E hereto.

               (g) Appropriate UCC search certificates reflecting no prior Liens or security interests other than Liens permitted by SCHEDULE 6.02.

               (h) A certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with
        Section 4.19 and SCHEDULE 4.19 hereof.

               (i) A compliance certificate in substantially the form of EXHIBIT F, reflecting that no Default or Event of Default has occurred and is continuing.

               (j)    Each of the Designated Contracts.

               (k) Evidence reasonably satisfactory to the Agent that the following mergers have been consummated:

                      (i) Each of AmHealth Kidney Center of the Valley, Ltd.,
               Weslaco Kidney Center, Ltd., Starr Dialysis Center, Ltd., and Mission Kidney Center, Ltd. with and into STAT Dialysis Corporation; and

                      (ii) Each of AmHealth Medical Management, Ltd.,
               Brownsville Hyperbaric Healthcare, Ltd., Southwestern Infusion Healthcare, Ltd., and AmHealth Ambulatory Healthcare, Ltd. with and into STAT Management Corporation.

               (l) Such other documents as the Agent or special counsel to the Agent may reasonably request.

        Section 3.02 CONDITIONS PRECEDENT TO EACH LOAN. At the time of the making by such Lender of each Loan, including the initial Loan (before as well as after giving effect to such Loan and to the proposed use of the proceeds thereof):

               (a)    there shall exist no Default or Event of Default;

CREDIT AGREEMENT
August 29, 1996

                (b) no condition causing a Material Adverse Effect shall have occurred and be continuing;

               (c) all representations and warranties contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loan; and

               (d) the Agent shall have received such other documents or legal opinions as the Agent or any Lender or special counsel to the Agent may reasonably request, all in form and substance reasonably satisfactory to the Agent.

Each Borrowing Request and the acceptance by the Borrower of the proceeds thereof or request for continuation or conversion of a Borrowing shall constitute a representation and warranty by the Borrower, as of the date of the Loans comprising such Borrowing, that the conditions specified in subsections
(a), (b), and (c) of this Section 3.02 have been satisfied.

        Section 3.03 POSSESSION OF COLLATERAL SECURITY. The Property in which the Agent shall at any time be entitled to have a Lien pursuant to this Agreement or any other Security Instrument shall have been physically delivered to the possession of the Agent or any bailee of the Agent to the extent that such possession is necessary or appropriate for the purpose of perfecting the Agent's Lien in such collateral security.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        The Borrower represents and warrants to the Lenders that (each representation and warranty herein is given as of the date of this Agreement and shall be deemed repeated and reaffirmed on the dates provided in Section 3.02):

        Section 4.01 CORPORATE EXISTENCE. The Borrower: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdictions in which it is incorporated; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

CREDIT AGREEMENT
August 29, 1996

        Section 4.02  FINANCIAL CONDITION.

        (a) The financial statements of the Borrower dated June 30, 1996 heretofore furnished to the Agent are complete and correct and fairly present the financial condition of the Borrower on a consolidated and consolidating basis and the results of operations as at said date or dates and for the period or periods stated (subject only to normal year-end adjustments with respect to such unaudited interim statements), all in accordance with GAAP.

        (b) The Borrower did not have on the respective dates set forth above, any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements. Since June 30, 1996, there has been no change or event having a Material Adverse Effect.

        Section 4.03 LIABILITIES; LITIGATION. Except for liabilities incurred in the normal course of business, the Borrower has no material (individually or in the aggregate) liabilities, direct or contingent, except as disclosed or referred to in the Financial Statements. There is no material litigation, legal, administrative, or arbitral proceeding, investigation or other action of any nature (individually or in the aggregate) pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower except as disclosed in
SCHEDULE 4.03.

        Section 4.04 NO BREACH. Neither the execution and delivery of this Agreement, the Notes, or the other Security Instruments, nor compliance with the terms and provisions thereof will conflict with or result in a breach of, or require any consent under, the respective charter or by-laws of the Borrower, or any applicable law or regulation, or any order, writ, injunction, or decree of any court or Governmental Authority, or any agreement or instrument to which the Borrower is a party or by which the Borrower is bound or to which the Borrower is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Borrower pursuant to the terms of any such agreement or instrument.

        Section 4.05 CORPORATE ACTION. The Borrower is duly authorized and empowered to execute, deliver and perform the Security Instruments to which it is a party, including this Agreement, and the Borrower is duly authorized and empowered to create and issue the Notes; all corporate action on the Borrower's part requisite for the creation and issuance of the Notes and the due execution, delivery and performance of each Security Instrument to which it is a party has been duly and effectively taken; and this Agreement does, and the Notes and other Security Instruments to which the Borrower is a party upon their creation, issuance, execution, and delivery will, constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms (except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application relating to or affecting creditors' rights and general principles of equity (whether considered in a proceeding in equity or at law)).

CREDIT AGREEMENT
August 29, 1996

        Section 4.06 APPROVALS. The Borrower has obtained all authorizations, approvals and consents of, and have made all filings and registrations with, any Governmental Authority necessary for the execution, delivery or performance by the Borrower of the Security Instruments to which it is a party, or for the validity or enforceability thereof (except as to which such failure to obtain, file, register, or perform would not have a material adverse effect on the financial condition or business of the Borrower). The Borrower has not violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business (except as to which such violation or failure to obtain would not have a material adverse effect on the financial condition or business of the Borrower).

        Section 4.07  USE OF LOANS.

        (a) The proceeds of the Revolving Credit Loans shall be used by the Borrower (i) for general corporate purposes, and (ii) to refinance certain existing indebtedness in the aggregate principal amount of $1,500,000.00.

        (b) The proceeds of the Term Loans shall be used by the Borrower (i) to finance seventy-five percent (75%) of the invoice price of equipment purchases made after the Closing Date by Borrower or any Subsidiary, and (ii) to refinance certain existing indebtedness in the aggregate principal amount of $425,150.00.

        (c) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System),and no part of the proceeds of any Loans hereunder will be used to buy or carry any margin stock.

        Section 4.08 ERISA. The Borrower and the ERISA Affiliates have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan.

        Section 4.09 TAXES. The Borrower has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it, except for such assessments which are being contested in good faith by appropriate proceedings. The charges, accruals, and reserves on the books of the Borrower in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such tax, fee or other charge.



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



        Section 4.10 TITLES, ETC. The Borrower has and upon the initial funding hereunder will have good, marketable, and indefeasible title to its Properties, free and clear of all liens and encumbrances except as disclosed in SCHEDULE 6.01.

        Section 4.11 NO MATERIAL MISSTATEMENTS. No material information, statement, exhibit, certificate, document, or report furnished to the Agent by or on behalf of the Borrower in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

        Section 4.12 INVESTMENT COMPANY ACT. The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

        Section 4.13 PUBLIC UTILITY HOLDING COMPANY ACT. The Borrower is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        Section 4.14 SUBSIDIARIES, AFFILIATED PROFESSIONAL ASSOCIATIONS, AND PARTNERSHIPS. Except as set forth on SCHEDULE 4.14, the Borrower has no Subsidiaries, is not affiliated with any Person doing business as a professional association, and does not have any interest in any partnerships or other Persons.

        Section 4.15 LOCATION OF BUSINESS AND OFFICES. The Borrower's principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement.

        Section 4.16 ENVIRONMENTAL MATTERS. Except (i) as provided in SCHEDULE
4.16 or (ii) as would not have a Material Adverse Effect (or with respect to (c), (d), and (e) below, where the failure to take such actions would not have a Material Adverse Effect):

               (a) No Property of the Borrower nor the operations conducted thereon violate any Environmental Laws or any order or requirement of any court or Governmental Authority to the extent pertaining to human health or the environment, nor are there any conditions existing on or resulting from operations conducted on or in connection with such Property that may give rise on any on-site or off-site remedial obligations under any Environmental Laws;

               (b) Without limitation of clause (a) above, no Property of the Borrower nor the operations currently conducted thereon or by any prior owner or operator of such Property or operation, are subject to any existing, pending, or (to the knowledge of the Borrower)


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CREDIT AGREEMENT
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



        threatened action, suit, investigation, inquiry, or proceeding by or before any court or Governmental Authority with respect to Environmental Laws or to any remedial obligations under any Environmental Laws;

               (c) All notices, permits, licenses, or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Borrower, including without limitation, treatment, storage, disposal, or release of a petroleum product, hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Borrower is in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

               (d) All hazardous substances and solid wastes generated at any and all Property of the Borrower has in the past been transported, treated, and disposed of in accordance with all applicable Environmental Laws and all such transport carriers and treatment and disposal facilities have been and are operating in compliance with all applicable Environmental Laws and, to the best of the Borrower's knowledge, are not the subject of any existing, pending, or threatened action, investigation, or inquiry by any Governmental Authority in connection with any Environmental Laws;

               (e) No petroleum product, hazardous substance, or solid waste has been disposed of or otherwise released and there has been no threatened disposal or release of any petroleum products, hazardous substances, or solid wastes on, under or about any Property of the Borrower so as to pose an imminent and substantial endangerment to public health or welfare or the environment; and

               (f) The Borrower has no contingent liability in connection with any release or threatened release of any petroleum product, hazardous substance, or solid waste into the environment.

        Section 4.17 DEFAULTS. The Borrower is not in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default which in any respect which would have a Material Adverse Effect under any Designated Contract or any other material agreement or other instrument to which it is a party or by which it is bound.

        Section 4.18 COMPLIANCE WITH THE LAW. The Borrower has not violated any Governmental Requirement or failed to obtain any license, permit, franchise, or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its respective business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.



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



        Section 4.19 INSURANCE. SCHEDULE 4.19 attached hereto contains an accurate and complete description of all material policies of fire, general liability, professional liability, workmen's compensation, automobile comprehensive liability, and other forms of insurance owned or held by the Borrower. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to the Borrower is a party; are valid, outstanding, and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Borrower; will remain in full force and effect through the respective dates set forth in SCHEDULE 4.19 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of the transactions contemplated by this Agreement. SCHEDULE
4.19 identifies all material risks, if any, which the Borrower and its Board of Directors or officers have designated as being self insured. The Borrower has not been refused any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three (3) years.

        Section 4.20 MANAGEMENT FEES. The fees and other compensation payable to Borrower under that certain Management Services Agreement, dated February 1, 1996, between Borrower and STAT Physicians, P.A. and that certain Management Services Agreement, dated September 1, 1994, between Borrower and South Texas Acute Trauma Physicians, P.A., as amended, represent the fair market value of the services to be rendered by the Borrower thereunder.


                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

        The Borrower agrees that, so long as any of the Commitments are in effect and until payment in full of all Indebtedness hereunder, all interest thereon and all other amounts payable hereunder:

        Section 5.01 FINANCIAL STATEMENTS AND OTHER REPORTS. The Borrower shall deliver, or shall cause to be delivered to the Agent:

               (a) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, the audited consolidated statements of income, stockholders' equity, changes in financial position, and cash flow of the Borrower for such fiscal year, and the related consolidated balance sheets of the Borrower as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for


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



        the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Lenders which opinion shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Borrower as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a certificate, to the extent obtainable, of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default.

               (b) As soon as available and in any event within forty-five (45) days after the end of each fiscal month of the Borrower, a consolidated statement of income, stockholders' equity, changes in financial position, and cash flow of the Borrower for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of an officer of the Borrower, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

               (c) As soon as available and in any event within forty-five (45) days after the end of each fiscal month of the Borrower, (i) a Borrowing Base Certificate in the form of EXHIBIT G, executed by a Responsible Officer of the Borrower, with information required therein completed to reflect the Revolving Credit Borrowing Base as of the end of such fiscal month, (ii) accounts receivable reports, dated as at the end of such fiscal month, for each of the Borrower and the Guarantors, including detailed listing and aging information in a form reasonably satisfactory to the Agent in its sole discretion, and (iii) copies of all Accounts Receivable Aging by Payor reports (also known as IDS Report No. 595) received by Borrower from Insurance Data Services, dated as at the end of such fiscal month.

               (d) Promptly after the Borrower knows that any Default, including without limitation any default or event of default on any Debt in excess of $50,000.00 or any Material Adverse Effect has occurred, a notice of such Default, default, or Material Adverse Effect, describing the same in reasonable detail and the action the Borrower proposes to take with respect thereto.

               (e) Promptly upon receipt thereof, a copy of each other report or letter submitted to the Borrower by independent accountants in connection with any annual, interim or


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CREDIT AGREEMENT
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



        special audit made by it of the books of the Borrower, and a copy of any response by the Borrower or the Board of Directors of the Borrower to such letter or report.

               (f) From time to time such other information regarding the business, affairs, or financial condition of the Borrower (including, without limitation, any Plan or Multi employer Plan and any reports or other information required to be filed under ERISA) as the Agent may reasonably request.

The Borrower will furnish to the Agent, at the time they furnish each set of financial statements pursuant to paragraph (a) or (b) above and at the time of each Borrowing hereunder, a compliance certificate of a senior financial officer of the Borrower in substantially the form of EXHIBIT F hereto and setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 6.11, 6.12, 6.13, and 6.14 as of the end of the applicable Rolling Period.

        Section 5.02 LITIGATION. The Borrower shall promptly give to the Agent notice of: (a) all legal or arbitral proceedings, and of all proceedings before any Governmental Authority affecting the Borrower and/or the Guarantors, except proceedings which, if adversely determined, would not have a Material Adverse Effect, and (b) of any litigation or proceeding affecting the Borrower, in which
(i) the amount involved exceeds $50,000.00 and is not covered by insurance, (ii) the amount involved is in excess of $300,000.00, or (iii) in which injunctive or similar relief is sought, PROVIDED, HOWEVER, that in the event the aggregate amount of litigation or proceedings affecting the Borrower that are not covered by insurance exceed $125,000.00 or the aggregate amount of litigation or proceedings (whether or not covered by insurance) exceed $500,000.00, then, in such event, the Borrower shall promptly provide notice of such event to the Agent and provide reasonably detailed reports to the Agent of all such litigation.

        Section 5.03 MAINTENANCE OF EXISTENCE, ETC. The Borrower will, and will cause each Guarantor to,: (i) do or cause to be done all things reasonably necessary to preserve and maintain its existence and all of its material rights, privileges and franchises; (ii) keep books of record and account in which full, true, and correct entries will be made of all material dealings or transactions in relation to its business and activities; (iii) comply with all Governmental Requirements if failure to comply with such requirements would have a Material Adverse Effect; (iv) pay and discharge all taxes, assessments, and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; (v) upon forty-eight (48) hours' notice permit representatives of the Lenders, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Lenders; and (vi) keep insured by financially sound and reputable insurers all Property of a character usually insured by

CREDIT AGREEMENT
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



corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations including, without limitation, fire and extended coverage insurance covering all assets, business interruption insurance, workers' compensation insurance, and liability insurance, all in such amounts as are satisfactory to the Lenders.

        Section 5.04  ENVIRONMENTAL MATTERS.

        (a) The Borrower will establish and implement such procedures as may be necessary to continuously determine and assure that any failure of the following does not have a Material Adverse Effect: (i) all Property of the Borrower or any Guarantor, and the operations conducted thereon, are in compliance with and do not violate any Environmental Laws in a quantity that either exceeds five (5) gallons or causes a sheen on nearby surface water, (ii) no solid wastes are disposed of or otherwise released on, under or about any Property owned by any such party except in compliance with Environmental Laws, (iii) no hazardous substance will be released on, under or about any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no petroleum products are released on, under or about such Property in a quantity that either exceeds five (5) gallons or causes a sheen on nearby surface water.

        (b) The Borrower will promptly notify the Lenders in writing within three (3) Business Days of (i) any threatened action, investigation, or inquiry by any Governmental Authority in connection with any Environmental Laws, excluding routine testing and corrective action, (ii) any threatened action or claim by any Person in connection with any loss or injury allegedly resulting from the disposal or release of any petroleum product, hazardous substance, or hazardous or solid waste or from any violation or alleged violation of any Environmental Laws, (iii) the discovery of any occurrence or condition on, under, or about any of Property of the Borrower or any Guarantor (or properties on, under or about such Properties) of which the Borrower or any Guarantor becomes aware, which may cause any, or any portion of, such Properties to be in violation or alleged violation of any Environmental Laws.

        (c) The Borrower will promptly and diligently investigate and pursue remediation of any environmental contamination existing as of the Closing Date or which arises after such date to the extent such contamination requires remediation under applicable Environmental Laws.

        Section 5.05 FURTHER ASSURANCES. The Borrower will, and will cause each Guarantor to, cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Instruments, including this Agreement. The Borrower at its expense will promptly execute and deliver, or cause to be executed and delivered, to the Agent upon request all such other and further documents, agreements, and instruments (or cause any of the Guarantors to take such action) in compliance with or accomplishment of the covenants and agreements of the Borrower in the Security Instruments, including this Agreement, or to further evidence and more fully describe

CREDIT AGREEMENT
August 29, 1996
the collateral intended as security for the Notes, or to correct any omissions in the Security Instruments, or more fully state the security obligations set out herein or in any of the Security Instruments, or to perfect, protect, or preserve any liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

        Section 5.06 PERFORMANCE OF OBLIGATIONS. The Borrower will pay the Notes according to the reading, tenor, and effect thereof; and the Borrower will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Borrower under the Security Instruments, including this Agreement, at the time or times and in the manner specified, and cause each of the Guarantors to take such action with respect to their obligations to be performed and discharged under the Security Instruments to which they respectively are parties.

        Section 5.07  INSURANCE.

        (a) The Borrower maintains or causes to be maintained with financially sound and reputable insurers, insurance with respect to its Properties and business and the Properties and business of the Guarantors against such liabilities, casualties, risks, losses, damages, and contingencies of the kinds customarily insured against by reputable Persons in the same or similar business, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for Persons engaged in the same or similar businesses and similarly situated.
 Upon
the request of the Agent, the Borrower will furnish or cause to be furnished to the Agent from time to time a summary of the insurance coverage of the Borrower and the Guarantors in form and substance satisfactory to the Agent in its sole discretion and if requested will furnish the Agent copies of the applicable policies. In the case of any fire, accident, or other casualty causing loss of damage to any Properties of the Borrower, the proceeds shall be used, at Borrower's option, (i) to repair or replace the damaged Property, or (ii) to prepay the Indebtedness.

        (b) Notwithstanding anything to the contrary herein set forth, Borrower shall at all times maintain professional liability coverage for itself and the Guarantors for the emergency room operations in amounts not lower than $1,000,000.00 per incident and $3,000,000.00 in the aggregate per physician per hospital.

        Section 5.08 ACCOUNTS AND RECORDS. The Borrower will keep, and will cause each Guarantor to keep, books of record and account in which full, true, and correct entries will be made of all material dealings or transactions in relation to their respective business and activities, in accordance with generally accepted accounting principles, consistently applied except only for changes in accounting principles or practices with which the Borrower's independent public accountants concur.

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



        Section 5.09 RIGHT OF INSPECTION. Upon reasonable prior written notice, the Borrower will permit, and will cause each Guarantor to permit, any officer, employee, or agent of the Agent or any of the Lenders to visit and inspect any of the Properties of the Borrower or any Guarantor during normal business hours, examine the Borrower's or any Guarantor's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances, and accounts of the Borrower or any Guarantor with the Borrower's or Guarantor's officers, accountants, and auditors, all at such reasonable times and as often as the Agent or any of the Lenders may reasonably desire.

        Section 5.10 TAXES AND OTHER LIENS. The Borrower will pay and discharge promptly all taxes, assessments, and governmental charges or levies imposed upon the Borrower or any Guarantor or upon the income or any Property of the Borrower or any Guarantor as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien upon any or all of the Property of the Borrower or any Guarantor; PROVIDED, HOWEVER, that neither the Borrower nor any Guarantor shall be required to pay any such tax, assessment, charge, levy, or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted by or on behalf of the Borrower or its Guarantor, and if the Borrower or its Guarantor shall have set up reserves therefor adequate under generally accepted accounting principles.

        Section 5.11 NOTICE OF CERTAIN EVENTS. Promptly after a Responsible Officer obtains knowledge of the receipt of occurrence of any of the following, a certificate of a Responsible Officer of the Borrower specifying (i) any official notice of any material violation, possible violation, non-compliance, or claim made by any Governmental Authority pertaining to all or part of the Properties of the Borrower or any of the Guarantors; (ii) any event which constitutes a Default, together with a detailed statement by a Responsible Officer of the Borrower of the steps being taken to cure the effect of such Default; (iii) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture, or other evidence of indebtedness of the Borrower or any Guarantor or of any security (as defined in the Securities Act of 1933, as amended) of the Borrower or any Guarantor with respect to a claimed default, together with a detailed statement by a Responsible Officer of the Borrower specifying the notice given or other action taken by such holder and the nature of the claimed default and what action the Borrower or its Guarantor is taking or proposes to take with respect thereto;
(iv) any legal, judicial, or regulatory proceedings affecting the Borrower or any Guarantor or any of the Properties of the Borrower or any Guarantor in which the amount involved is material and is not covered by insurance or which, if adversely determined, would have a Material Adverse Effect; (v) any dispute between the Borrower or any Guarantor and any governmental or regulatory body or any other Person which, if adversely determined, would have a Material Adverse Effect; (vi) any material default or noncompliance of any party to any material contract with any of the terms and conditions of such contract, or any notice of termination or other material proceedings or actions which might adversely affect any material contract; or (vii) any event or condition which may be reasonably expected to have a Material Adverse Effect.



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CREDIT AGREEMENT
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



        Section 5.12 ERISA INFORMATION AND COMPLIANCE. The Borrower will promptly furnish, and will cause the Guarantors and any ERISA Affiliate to promptly furnish, to the Agent (i) immediately upon becoming aware of the occurrence of any ERISA Event or of any "PROHIBITED TRANSACTION," as described in Section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal financial officer of the Borrower, the Guarantor, or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, the Guarantor, or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (ii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Borrower will, and will cause each Guarantor and ERISA Affiliate to, (X) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any Lien, all of the contribution and funding requirements of
Section 412 of the Code (determined without regard to Subsections (d), (e), (f) and (k) thereof) and of Section 302 of ERISA (determined without regard to Sections 303, 304 and 306 of ERISA), and (Y) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to Sections 4006 and 4007 of ERISA.

        Section 5.13 PERFORMANCE OF DESIGNATED CONTRACTS. The Borrower will, and will cause each Guarantor to, perform and observe in all material respects each of the provisions of each Designated Contract to which it is a party on its part to be performed or observed prior to the termination thereof, unless and to the extent only that (i) the same shall be contested in good faith by appropriate action by or on behalf of the Borrower or the applicable Guarantor or (ii) the failure to do so could not reasonably be expected to have a Material Adverse Effect.

        Section 5.14 AUDIT, MANAGEMENT AND OTHER REPORTS. Immediately upon the request of the Agent, a copy of each written report submitted to Borrower or any Guarantor by independent accountants in any annual, quarterly, or special audit, review, or examination.

        Section 5.15 SEC AND OTHER REPORTS. Promptly upon its becoming available, one copy of each financial statement, report, notice or proxy statement sent by Borrower or any Guarantor to its stockholders or debtholders generally and of each regular or periodic report, registration statement or prospectus filed by Borrower or any Guarantor with any securities exchange or the Securities and Exchange Commission or any successor agency or any similar Governmental Authority of a foreign country, and of any order issued by any Governmental Authority in an proceeding in which Borrower or any Guarantor is a party.




                                            -39-

CREDIT AGREEMENT
August 29, 1996

                                   ARTICLE VI

                               NEGATIVE COVENANTS

        The Borrower agrees that, so long as any of the Commitments are in effect and until payment in full of the Indebtedness hereunder, all interest thereon and all other amounts payable hereunder:

        Section 6.01 DEBT. Neither the Borrower nor any Guarantor shall incur, create, assume, or suffer to exist any Debt, except:

               (a) the Notes or other Indebtedness, and any guarantee thereof or suretyship obligation therefore;

               (b) Debt of the Borrower and the Guarantors existing on the date of this Agreement which is reflected in the Financial Statements, and more fully described in SCHEDULE 6.01(B) with regard to the Borrower and any renewals and extensions (but not increases) thereof;

               (c) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business and which, if greater than sixty (60) days past the invoice or billing date, are being contested in good faith by the Borrower as the case may be; and

               (d) additional Debt of the Borrower and the Subsidiaries in an amount not to exceed $500,000.00 in the aggregate at any time.

        Section 6.02 LIENS. Neither the Borrower nor any Guarantor shall create, incur, assume, or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

               (a) Liens securing the payment of any Indebtedness;

               (b) Liens existing on Property owned by the Borrower or any Guarantor on the date of this Agreement which have been disclosed to the Agent in the Financial Statements or in SCHEDULE 6.01(B) and any renewals and extensions thereof; and

               (c) Liens securing Debt permitted by Section 6.01(d); PROVIDED, HOWEVER, in no event shall such Liens be permitted on Property on which the Lenders have a Lien or on which any Security Instrument purports to create a Lien in favor of the Lenders.



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CREDIT AGREEMENT
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



        Section 6.03 INVESTMENTS, LOANS AND ADVANCES. Neither the Borrower nor any Guarantor will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

               (a) investments, loans, or advances reflected in the Financial Statements;

               (b) accounts receivable arising in the ordinary course of business;

               (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

               (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by Standard & Poors Ratings Group or Moody's Investors Service, Inc.;

               (e) deposits maturing within one year from the date of creation thereof with, in cluding certificates of deposit issued by, the Lenders or any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $35,000,000.00 (as of the date of such Lenders or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by Standard & Poors Ratings Group or Moody's Investors Service, Inc., respectively;

               (f) existing loans to William H. Rice and Victor M. Miranda described in SCHEDULE 5.03(F); and

               (g) Working Capital Management Accounts, existing on the date hereof, with Merrill Lynch.

        Section 6.04 DIVIDENDS, DISTRIBUTIONS AND REDEMPTIONS. The Borrower will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders, or make any distribution of its assets to its stockholders as such, or permit any of the Guarantors to purchase or otherwise acquire for value any stock of the Borrower; PROVIDED, HOWEVER, Borrower shall be permitted to redeem the approximately 599,726 Class A Warrants currently outstanding at the stated redemption rate of $0.05 per warrant.

        Section 6.05 SALES AND LEASEBACKS. Neither the Borrower nor any Guarantor will enter into any arrangements, directly or indirectly, with any Person, whereby the Borrower or any Guarantor shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby the


                                            -41-

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



Borrower or any Guarantor shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which the Borrower or any Guarantor intends to use for substantially the same purpose or purposes as the Property sold or transferred.

        Section 6.06 NATURE OF BUSINESS. Neither the Borrower nor any Guarantor will allow any material change to be made in the character of its business as carried on at the Closing Date.

        Section 6.07 SUBSIDIARIES AND AFFILIATES. The Borrower shall not, without the prior written consent of the Lenders, (i) create or acquire any additional Subsidiaries or (ii) become affiliated with any additional Persons doing business as professional associations that provide medical services. If the Lenders grant such consent, the Borrower will take, or cause such Subsidiary or Affiliate to take, all of the actions specified below:

               (a) The Borrower will cause any such Subsidiary or Affiliate to execute a guaranty agreement in form and substance substantially similar to the guaranty agreement executed by the Guarantors guaranteeing the Indebtedness and a security agreement in form and substance substantially similar to the security agreements executed by each of the Guarantors granting the Agent a security interest to secure its guaranty obligations; and

               (b) In the case of a new Subsidiary, the Borrower will pledge one hundred percent (100%) of the voting stock of such Subsidiary owned, directly or indirectly, by the Borrower to secure the Indebtedness.

        Section 6.08 MERGERS, DISPOSITIONS, ETC. The Borrower will not, without the prior written consent of the Lenders, merge into, acquire or consolidate with any other Person (whether in one transaction or in a series of transactions) where (i) the net book value of the Person to be acquired in such merger, acquisition, or consolidation is $1,000,000.00 or greater, or (ii) the liabilities of the Person. The Borrower will not sell, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) its Property or assets except sales of assets in the ordinary course of business.

        Section 6.09 ERISA COMPLIANCE. The Borrower and the Guarantors will not at any time permit any Plan maintained by each of them, respectively, to:

               (a) engage in any "prohibited transaction" as such term is defined in Section 4975 of the Code;

               (b) incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA; or



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



               (c) terminate any such Plan in a manner which could result in the imposition of a Lien on the Property of the Borrower or the Guarantors pursuant to Section 4068 of ERISA.

        Section 6.10 SALE OR DISCOUNT OF RECEIVABLES. Neither the Borrower nor any Guarantor will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

        Section 6.11 TANGIBLE NET WORTH. On or after the Closing Date, the Borrower will not permit its consolidated Tangible Net Worth, determined as of each Quarterly Date for the immediately preceding Rolling Period, to be less than $3,500,000.00.

        Section 6.12 CURRENT RATIO. On or after the Closing Date, the Borrower will not permit its ratio of (i) consolidated current assets (determined in accordance with GAAP) to (ii) consolidated current liabilities (determined in accordance with GAAP), determined as of each Quarterly Date for the immediately preceding Rolling Period, to be less than 1.50 to 1.00 at any time.

        Section 6.13 FUNDED INDEBTEDNESS COVERAGE RATIO. On or after the Closing Date, the Borrower will not permit its ratio of (i) Funded Indebtedness to (ii) Consolidated Operating Cash Flow, determined as of each Quarterly Date for the immediately preceding Rolling Period, to be greater than 2.50 to 1.00.

        Section 6.14 FIXED CHARGE COVERAGE RATIO. On or after the Closing Date, the Borrower will not permit its ratio of (i) the sum of Consolidated Operating Cash Flow PLUS operating lease payments made by the Borrower and the Guarantor during such period to (ii) Fixed Charges, determined as of each Quarterly Date for the immediately preceding Rolling Period, to be less than 1.25 to 1.00.

        Section 6.15 ENVIRONMENTAL MATTERS. The Borrower will not permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any fines, penalties, assessments, citations, orders, or remedial obligations in excess of (i) $25,000.00 individually, or (ii) $50,000.00 in the aggregate, during any twelve (12) month period, under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions, and circumstances, if any, pertaining to such Property.

        Section 6.16 TRANSACTIONS WITH AFFILIATES. The Borrower will not enter into any transaction, including, without limitation, any purchase, sale, lease, or exchange of Property or the rendering of any service, with any Affiliate if such transactions are otherwise restricted under this Agreement, are not in the ordinary course of its business, or are not upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.


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CREDIT AGREEMENT
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



        Section 6.17 NEGATIVE PLEDGE AGREEMENTS. Neither the Borrower nor any Guarantor will create, incur, assume or suffer to exist any contract, agreement, or understanding (other than this Agreement and the Security Instruments) which in any way prohibits or restricts the granting, conveying, creation, or imposition of any Lien on any of its Property or which requires the consent of or notice to other Persons in connection therewith.

        Section 6.18 COMPENSATION. The Borrower and the Guarantors will not pay compensation to their officers and directors in any fiscal year of the Borrower in the form of any kind of incentive bonus or other incentive compensation if either before or after giving effect to such payment, there exists or would exist a Default or Event of Default.

        Section 6.19 PROCEEDS OF NOTES. The Borrower will not permit the proceeds of the Notes to be used for any purpose other than those permitted by
Section 4.07.

        Section 6.20 PRESERVATION OF DESIGNATED CONTRACTS. The Borrower will not, and will not permit any Guarantor to, agree to any change, modification, or amendment to or waiver of any of the terms or provisions of any Designated Contract. The Borrower will not, and will not permit any Guarantor to, take any action or permit any action to be taken by others which will release any Person from its obligations or liabilities under any Designated Contract.


                                   ARTICLE VII

                                EVENTS OF DEFAULT

        Section 7.01 EVENTS OF DEFAULT. If one or more of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

               (a) The Borrower shall default in the payment when due of any principal, or the Borrower shall default in the payment when due of any interest on any Loan or fees or other amount payable by it hereunder and such default shall continue unremedied for a period of five (5) days;

               (b) The Borrower or any of the Guarantors shall default in the payment when due of any principal of or interest on any of its other Debt in excess of $50,000.00, individually or in the aggregate, or any event specified in any note, agreement, indenture, or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the expiration of any applicable grace period or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity;

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



               (c) Any representation, warranty, or certification made or deemed made herein or in any other Security Instrument by the Borrower or any Guarantor or in any certificate furnished to the Lenders pursuant to the provisions hereof or any other Security Instrument, shall prove to have been false or misleading as of the time made or furnished in any material respect;

               (d) The Borrower shall default in the performance of any of its obligations (other than the payment of money which shall be governed by Section 7.01(a)) under this Agreement or under any Security Instrument and such default shall continue unremedied for a period of fifteen (15) days after notice thereof to the Borrower by the Lenders;

               (e) The Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due;

               (f) The Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to Bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing;

               (g) A proceeding or case shall be commenced, without the application or consent of the Borrower, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution, or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator, or the like of any of them for all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower under any law relating to Bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of thirty (30) days; or (iv) any order for relief against the Borrower shall be entered in an involuntary case under the Bankruptcy Code;

               (h) A final judgment or judgments for the payment of money in excess of $50,000.00 individually or in the aggregate shall be rendered by a court or courts against the Borrower or any Guarantor and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower, as the case may be, shall not, within said period of thirty (30) days, or such longer period during which execution of the

CREDIT AGREEMENT
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



        same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

               (i) An event or condition specified in Section 6.09 shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Borrower, any Guarantor, or any ERISA Affiliate shall incur, or in the opinion of the Lenders shall be reasonably likely to incur, a liability to a Plan, a Multiemployer Plan, or PBGC (or any combination of the foregoing) which is, in the determination of the Lenders, material in relation to the financial position of the Borrower; or

               (k) A Change of Control has occurred; or

               (l) The occurrence of any event having a Material Adverse Effect.

THEREUPON: (i) in the case of an Event of Default other than one referred to in clause (e), (f), or (g), the Lenders may by notice to the Borrower, cancel the Commitments and/or declare the principal amount then outstanding of and the accrued interest on the Loans and all other amounts payable by the Borrower hereunder and under the Notes to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration, or other formalities of any kind, all of which are hereby expressly waived by the Borrower; and (ii) in the case of the occurrence of an Event of Default referred to in clause (e), (f), or (g), the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Indebtedness shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

        Section 7.02 APPLICATION OF PROCEEDS. All proceeds received after the Maturity Dates of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second to accrued interest on the Notes; third to fees payable to the Lenders under this Agreement; fourth PRO RATA to principal outstanding on the Notes and other Indebtedness; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

CREDIT AGREEMENT
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



                                  ARTICLE VIII

                                    THE AGENT

        Section 8.01 APPOINTMENT AND POWERS. Southwest Bank of Texas, N.A., is hereby appointed Agent hereunder and under the Notes and the other Security Instruments, and each of the Lenders irrevocably authorizes the Agent to act as the agent of such Lender hereunder and under the Notes and the other Security Instruments. The Agent agrees to act as such upon the express conditions contained in this Article VIII.

        Section 8.02 POWERS. The Agent shall have and may exercise such powers hereunder and under the Notes and the other Security Instruments as are specifically delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders or any obligation to the Lenders to take any action hereunder or thereunder except any action specifically provided by this Agreement or the other Security Instruments to be taken by the Agent.

        Section 8.03 GENERAL IMMUNITY. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under the Notes or the Security Instruments, including this Agreement, or in connection herewith or therewith except for its or their own gross negligence or wilful misconduct.

        Section 8.04 NATURE OF DUTIES OF AGENT The Agent shall be responsible to the Lenders for any recitals, reports, statements, warranties, or representations herein or in the other Security Instruments, or for any loans hereunder or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or the other Security Instruments. The Agent shall not be responsible for determining the Highest Lawful Rate, if any, such determination being the sole responsibility of each Lender.

        Section 8.05 RIGHT TO INDEMNITY. The Agent shall be fully justified in failing or refusing to take any action hereunder or under the Notes or other Security Instruments, as Agent, unless it shall first be indemnified to its satisfaction by the Lenders PRO RATA against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

        Section 8.06 ACTION ON INSTRUCTIONS OF LENDERS. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under the Notes or other Security Instruments in accordance with written instructions signed by all Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all the Lenders and on all holders of the Notes. The Agent shall not be required to take any action pursuant to or in connection with Section 9.11 with respect to the Highest Lawful Rate, if any, applicable to any Lender except

CREDIT AGREEMENT
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



in accordance with the written instructions of such Lender; and the Agent shall be fully protected by such Lender in acting in accordance with such instructions.

        Section 8.07 LIMITATION ON AGENT'S DUTIES. Notwithstanding any other provision of this Article VIII or any indemnity or instructions provided by any or all of the Lenders, the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law.

        Section 8.08 EMPLOYMENT OF AGENTS AND COUNSEL. The Agent may execute any of its duties as Agent hereunder or under the Notes or other Security Instruments by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under the Notes or other Security Instruments.

        Section 8.09 RELIANCE ON DOCUMENTS; COUNSEL. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telex, telegram, telecopy, statement, paper, or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent.

        Section 8.10 MAY TREAT LENDER AS OWNER. The Agent may deem and treat each Lender as the owner of such Lender's Notes for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority, or consent of any Person who at the time of making such request or giving such authority or consent is the owner of the Notes shall be conclusive and binding on any subsequent owner, transferee, or assignee of such Notes.

        Section 8.11 AGENT'S REIMBURSEMENT. Each Lender agrees to reimburse the Agent in the amount of such Lender's PRO RATA share of the Commitments for any expenses not reimbursed by or for the account of the Borrower (i) for which the Agent is entitled to reimbursement by the Borrower under this Agreement, the Notes or other Security Instruments and (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration, and enforcement of this Agreement, the Notes, and the other Security Instruments.

        Section 8.12 RIGHTS AS A LENDER. With respect to its Commitment, loans made by it and its proportionate interest in the Notes, the Agent shall have the same rights and powers hereunder as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "LENDERS" shall, unless the context otherwise indicates, include the Agent in its individual capacity.


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



The Agent may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Borrower as if it were not the Agent.

        Section 8.13 LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the Financial Statements referred to in Section 5.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, the Notes, or the other Security Instruments.


                                   ARTICLE IX

                                  MISCELLANEOUS

        Section 9.01 WAIVER. No failure on the part of the Lenders to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement or the Notes or any other Security Instrument shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement, or the Notes, or any other Security Instrument preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

        Section 9.02 NOTICES. All notices and other communications provided for herein and in the other Security Instruments (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Security Instruments) shall be given or made by telecopy or in writing and telecopied, mailed, or delivered to the intended recipient at the address specified below its name on the signature pages hereof or in the other Security Instruments; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Security Instruments, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon the earlier of receipt or five (5) days after deposit in the U.S. mail, postage prepaid.



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        Section 9.03 PAYMENT OF EXPENSES, INDEMNITIES, ETC. The Borrower agrees to:

               (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable expenses of the Lenders in the origination of the Loans (both before and after the execution hereof including the advice of counsel), and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation, or restructuring of, this Agreement, the Notes, and the other Security Instruments and any amendment, waiver, or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone, and other similar expenses of the Lenders, the cost of environmental audits, site assessments, and environmental consultants retained by the Lenders and the reasonable fees and disbursements of counsel for the Lenders); and promptly reimburse the Lenders for all amounts expended, advanced, or incurred by the Lenders to satisfy any obligation of the Borrower under this Agreement, the Notes, or any Security Instrument; and to the fullest extent permitted by applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement, the Notes, or any other Security Instrument;

               (b) INDEMNIFY THE LENDERS AND ITS AFFILIATES AND EACH OF THEIR OF FICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS, AND EXPERTS ("INDEMNIFIED PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR THE INDEMNITY MATTERS WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OF THE PROCEEDS OF ANY OF THE LOANS, (II) THE EXECUTION, DELIVERY, AND PERFORMANCE OF THIS AGREEMENT, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS, (III) THE OPERATIONS OF THE BUSINESS OF THE BORROWER, (IV) THE FAILURE OF THE BORROWER TO COMPLY WITH THE TERMS OF ANY SECURITY INSTRUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (V) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF THE BORROWER SET FORTH IN THIS AGREEMENT OR THE OTHER SECURITY INSTRUMENTS, OR (VI) ANY OTHER ASPECT OF THIS AGREEMENT, THE NOTES, AND THE SECURITY INSTRUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION, OR INQUIRIES), OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS


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



        ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS AND A SHAREHOLDER AGAINST THE LENDERS OR BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE INDEMNIFIED PARTY; AND

               (c) INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES, AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY OF ITS PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF ITS PROPERTIES, (II) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY THE BORROWER WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER,
        (III) DUE TO PAST OWNERSHIP BY THE BORROWER OF ANY OF ITS PROPERTIES OR PAST ACTIVITY ON ANY OF ITS PROPERTIES OR PAST ACTIVITY ON ANY OF ITS PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER, OR (V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THIS AGREEMENT, THE NOTES, OR ANY OTHER SECURITY INSTRUMENT, PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 9.03(C) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE LENDERS DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE).

               (d) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the reasonably estimated maximum potential liability of the Indemnified Party as determined by counsel of such indemnitor and as agreed to by counsel to the Indemnified Party to be indemnified pursuant to this Section 9.03.

               (e) In the case of any indemnification hereunder, the Lenders shall give notice to the Borrower of any such claim or demand being made against the Indemnified Party and the Borrower shall have the non-exclusive right to join in the defense against any such claim or demand provided that if the Borrower provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Borrower and such Indemnified Party.

CREDIT AGREEMENT
August 29, 1996

               (f) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE INDEMNIFIED PARTY.

               (g) The Borrower's obligations under this Section 9.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

               (h) The Borrower shall pay any amounts due under this Section
        9.03 within thirty (30) days of the receipt by the Borrower of notice of the amount due.

        Section 9.04 AMENDMENTS, ETC. No provision of this Agreement or any other Security Instruments may be amended, modified, or waived without each Lender's express written consent.

        Section 9.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned, either in whole or in part, by the Borrower without the express written consent of the Lenders. In the event that any Lender sells participations in the Notes or other Indebtedness of the Borrower or to be incurred pursuant to this Agreement, to other lenders, each of such other lenders shall have the rights of set-off against such Indebtedness and similar rights or Liens to the same extent as may be available to the Agent or the Lenders.

        Section 9.06 INVALIDITY. In the event that any one or more of the provisions contained in the Notes, this Agreement or in any other Security Instrument shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Security Instrument.

        Section 9.07 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

CREDIT AGREEMENT
August 29, 1996

        Section 9.08 CAPTIONS. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

        Section 9.09 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        Section 9.10 GOVERNING LAW. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of Texas; except that Tex. Rev. Civ. Stat. Ann. Art. 5069, ch. 15 (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not apply to this Agreement or the Notes.

        Section 9.11 INTEREST. It is the intention of the parties hereto that the Lenders shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to the Lenders under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to the Lenders notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement, or in any other Security Instrument or agreement entered into in connection with or as security for the Notes, it is agreed as follows:
(i) the aggregate of all consideration which constitutes interest under law applicable to the Lenders that is contracted for, taken, reserved, charged, or received by the Lenders under the Notes, this Agreement, or under any of the other Security Instruments or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by the Lenders on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by the Lenders to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lenders may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by the Lenders as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lenders on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by the Lenders to the Borrower). All sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to the Lenders, be amortized, prorated, allocated and spread in

CREDIT AGREEMENT
August 29, 1996
equal parts throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to the Lenders on any date shall be computed at the Highest Lawful Rate applicable to the Lenders pursuant to this Section 9.11 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Lenders would be less than the amount of interest payable to the Lenders computed at the Highest Lawful Rate applicable to the Lenders, then the amount of interest payable to the Lenders in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to the Lenders until the total amount of interest payable to the Lenders shall equal the total amount of interest which would have been payable to the Lenders if the total amount of interest had been computed without giving effect to this Section.

        For the purpose of determining the Highest Lawful Rate, the Lenders hereby elect to determine the applicable rate ceiling under Article 5069-1.04 of the Texas Revised Civil Statutes by the indicated (weekly) rate ceiling from time to time in effect.

        Section 9.12 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR TO DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES, OR ANY OTHER SECURITY INSTRUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE NOTES, R ANY OTHER SECURITY INSTRUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

        Section 9.13 BINDING ARBITRATION.

        (A) ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE NOTES OR THE SECURITY INSTRUMENTS, INCLUDING ANY CLAIM OR CONTROVERSY OF ANY KIND BASED ON OR ARISING IN TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. ("J.A.M.S.") AND THE RULES SET FORTH IN SECTION 9.13(B) BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE RULES SET FORTH IN SECTION 9.13(B) BELOW SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION

CREDIT AGREEMENT
August 29, 1996

AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE NOTES OR THE SECURITY INSTRUMENTS MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH EITHER THE NOTES, OR ANY SECURITY INSTRUMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

        (B) THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF HOUSTON, TEXAS AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCE WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL, ONLY UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

        (C) NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE OR ANY WAIVERS CONTAINED IN THE NOTES OR THE SECURITY INSTRUMENTS; (II) BE A WAIVER BY THE LENDERS OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SS. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDERS (AND THE BORROWER, AS APPLICABLE) (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, (B) TO FORECLOSE AGAINST ANY COLLATERAL, WHETHER REAL OR PERSONAL PROPERTY, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS, BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WRIT OF POSSESSION, OR THE APPOINTMENT OF A RECEIVER. THE LENDERS (AND THE BORROWER, AS APPLICABLE) MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH COLLATERAL, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THE NOTES, OR THE SECURITY INSTRUMENTS. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

        (D) THE PROVISIONS OF THIS SECTION 9.13 SHALL SURVIVE ANY TERMINATION, AMENDMENT, OR EXPIRATION OF THE DOCUMENTS

CREDIT AGREEMENT
August 29, 1996

EVIDENCING THE TRANSACTIONS. EACH PARTY AGREES TO KEEP ALL DISPUTES AND ARBITRATION PROCEEDINGS STRICTLY CONFIDENTIAL, EXCEPT FOR DISCLOSURES OF INFORMATION REQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PARTIES OR BY APPLICABLE LAW OR REGULATION.

        Section 9.14 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER SECURITY INSTRUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

        Section 9.15 CUMULATIVE RIGHTS. Rights and remedies of the Agent and the Lenders under the Notes, this Agreement, and each other Security Instrument shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

        Section 9.16 SINGULAR AND PLURAL. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

        Section 9.17 SEVERAL OBLIGATIONS. The respective obligations of the Lenders under this Agreement are several and not joint, and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform

CREDIT AGREEMENT
August 29, 1996
any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.

        Section 9.18 EXHIBITS. The exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

        Section 9.19 SATISFACTION REQUIREMENT. If any agreement, certificate, instrument, or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any party, the determination of such satisfaction shall be made by such party in its sole and exclusive judgment exercised reasonably and in good faith.

CREDIT AGREEMENT
August 29, 1996

        NOW, THEREFORE, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                STAT HEALTHCARE, INC.


                         By:
                                Ned E. Chapman
                                Chief Financial Officer

                         Address:      12450 Greenspoint Drive
                                       Suite 1200
                                       Houston, Texas 77060
                                       Telephone No.  (713) 872-6900
                                       Telecopy No.  (713) 876-2999

LENDERS:                 SOUTHWEST BANK OF TEXAS, N.A.,
                                INDIVIDUALLY AS LENDER AND AS AGENT


                         By:

                                Yale Smith
                                Executive Vice President

                         Address:      Commercial Banking Group
                                       1100 Louisiana
                                       Houston, Texas 77002
                                       Telephone No.  (713) 759-1434
                                       Telecopy No.   (713) 759-1425
                                       Attn:  Yale Smith

CREDIT AGREEMENT
August 29, 1996

                         THE BOATMEN'S NATIONAL BANK OF
                                ST. LOUIS, AS LENDER


                         By:

                         Name:

                         Title:


                         Corporate Banking Office
                         800 Market Street
                         St. Louis, Missouri 03166
                         Telephone No. (314) 466-6000
                         Telecopy No.  (314) 466-6499
                         Attn:  Steven A. Linton

CREDIT AGREEMENT
August 29, 1996

                                     ANNEX I

Lender                   Revolving Credit         Term Loan               Total Commitment
                         Loan Commitment          Commitment
Southwest Bank of              $1,500,000               $1,750,000               $3,250,000
Texas N.A.
The Boatmen's                  $1,500,000               $1,750,000               $3,250,000
National Bank of St.
Louis

CREDIT AGREEMENT
August 29, 1996
                                          Annex I-1

                                    EXHIBIT A

                                     FORM OF

                              REVOLVING CREDIT NOTE

$1,500,000.00                                                   August 29, 1996

        STAT HEALTHCARE, INC., a Delaware corporation (the "BORROWER"), for value received, promises and agrees (i) to pay on or before the Revolving Credit Maturity Date to __________________________, (the "BANK"), or order, at the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO/100 ($1,500,000.00), or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made by the Bank to the Borrower hereunder and pursuant to the terms and conditions of the Credit Agreement, as hereafter defined, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement referred to below, and (ii) to pay interest on the unpaid principal amount as provided in the Credit Agreement for such Revolving Credit Loans, at such office, in like money and funds, for the period commencing on the date of each such Revolving Credit Loan until such Revolving Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

        In addition to and cumulative of any payments required to be made against this Note pursuant to the Credit Agreement, this Note, including all principal and accrued interest then unpaid, shall be due and payable on the Revolving Credit Maturity Date. All payments shall be applied first to accrued interest and the balance to principal, except as otherwise expressly provided in the Credit Agreement. Prepayments on this Note shall be applied in the manner set forth in the Credit Agreement.

        This Note is the Revolving Credit Note referred to in the Credit Agreement dated as of August 29, 1996 between the Borrower, Southwest Bank of Texas, individually as Lender and as Agent, and The Boatmen's National Bank of St. Louis, as Lender (together with all amendments or supplements thereto, the "CREDIT AGREEMENT"). This Note evidences the Revolving Credit Loans made by the Bank thereunder and shall be governed by the Credit Agreement. Capitalized terms used in this Note and not defined in this Note, but which are defined in the Credit Agreement, have the respective meanings herein as are assigned to them in the Credit Agreement.

        The Bank is hereby authorized to record all advances and all payments and prepayments of the Loans evidenced hereby on account of principal and interest on the schedules (or a continuation thereof) attached hereto and made a part hereof for all purposes and to provide continuations to such schedule as may be necessary. The failure of the Bank to record any such amounts shall not

CREDIT AGREEMENT
August 29, 1996
                                             A-1
diminish or impair the Borrower's obligation to repay all principal advanced and to pay all interest accruing under this Note.

        The Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note, except as specifically provided in the Credit Agreement, expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

        If default is made in the payment of this Note (whether of principal, interest or other amounts) when due (regardless of how the maturity of this Note may be brought about) and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, the Borrower agrees to pay to the owner and holder of this Note the reasonable attorneys' fees incurred by the holder in connection therewith.

        This Note is issued pursuant to and is entitled to the benefits of the Credit Agreement and the Security Instruments. Reference is made to the Credit Agreement for provisions for the acceleration of the maturity hereof on the occurrence of certain events specified therein and for all other pertinent purposes.

        THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

                                            STAT HEALTHCARE, INC.


                                            By:
                                                   Ned E. Chapman
                                                   Chief Financial Officer
CREDIT AGREEMENT
August 29, 1996
                                             A-2

                                   SCHEDULE A

                          BASE RATE LOANS, CONVERSIONS
                        AND REPAYMENTS OF BASE RATE LOANS


                             AMOUNT CONVERTED
                                FROM LIBOR         AMOUNT OF       AMOUNT CONVERTED
                AMOUNT OF      TO BASE RATE        BASE RATE       FROM BASE RATE TO      UNPAID PRINCIPAL
DATE          BASE RATE LOAN      LOANS (1)       LOANS REPAID     LIBOR LOANS (2)       OF  BASE RATE LOANS      NOTATION MADE BY



(1) Conversions which increase the amount of Base Rate Loans (from LIBOR Loans to Base Rate Loans) go in this column, and require a corresponding entry in the column marked "Amount Converted from LIBOR to Base Rate Loans" on Schedule B, as well as a higher "Unpaid Principal Balance of Base Rate Loans" entry.

(2) Conversions which decrease the amount of Base Rate Loans (from Base Rate Loans to LIBOR Loans) go in this column, and require a corresponding entry in the column marked "Amount Converted from Base Rate to LIBOR Loans" on Schedule B, as well as a lower "Unpaid Principal Balance of Base Rate Loans" entry.

CREDIT AGREEMENT
August 29, 1996
                                       A-3

                                   SCHEDULE B

                       EURODOLLAR RATE LOANS, CONVERSIONS
                       AND REPAYMENTS OF EURODOLLAR LOANS

                                                                   AMOUNT
                                                    AMOUNT        CONVERTED    CONVERTED     AMOUNT
                                                   CONTINUED     FROM BASE     AMOUNT OF     UNPAID         PRINCIPAL
                ADJUSTED     LIBOR      AMOUNT OF  FROM PRIOR     RATE TO        LIBOR      FROM EURO-      BALANCE OF
                 LIBOR      INTEREST      LIBOR      LIBOR          LIBOR        LOANS       DOLLAR TO        LIBOR
   DATE          RATE        PERIOD       LOAN       LOANS          LOANS(1)     REPAID   BASE RATE LOANS(2) LOANS  NOTATION MADE BY

(1) Conversions which increase the amount of LIBOR Loans (from Base Rate Loans to LIBOR Loans) go in this column, and require a corresponding entry in the column marked "Amount Converted from Base Rate to LIBOR Loans" on Schedule A, as well as a higher "Unpaid Principal Balance of LIBOR Loans" entry.

(2) Conversions which decrease the amount of LIBOR Loans (from LIBOR Loans to Base Rate Loans) go in this column, and require a corresponding entry in the column marked "Amount Converted from LIBOR to Base Rate Loans" on Schedule A, as well as a lower "Unpaid Principal Balance of LIBOR Loans" entry.





CREDIT AGREEMENT
August 29, 1996
                                       A-4

                                    EXHIBIT B

                                     FORM OF

                                    TERM NOTE


$1,750,000.00                                                   August 29, 1996


        STAT HEALTHCARE, INC., a Delaware corporation (the "BORROWER"), for value received, promises and agrees (i) to pay on or before the Term Maturity Date to
            (the
"BANK"), or order, at _____________________________________, the principal sum of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS AND NO/100 ($1,750,000.00), or such lesser amount as shall equal the aggregate unpaid principal amount of the Term Loans made by the Bank to the Borrower hereunder and pursuant to the terms and conditions of the Credit Agreement, as hereinafter defined, in lawful money of the United States of America and in immediately available funds, in installments on the dates and in the principal amounts provided in the Credit Agreement, and (ii) to pay interest on the unpaid principal amount of the Term Loans made by the Bank to the Borrower under the Credit Agreement, at such office, in like money and funds, for the period commencing on the date of the Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

        In addition to and cumulative of any payment required to be made against this Note pursuant to the Credit Agreement, this Note, including all principal and accrued interest then unpaid, shall be due and payable on the Term Maturity Date. All payments shall be applied first to accrued interest and the balance to principal, except as otherwise expressly provided in the Credit Agreement. Prepayments on this Note shall be applied in the manner set forth in the Credit Agreement.

        This Note is one of the Term Notes referred to in the Credit Agreement dated as of August 29, 1996, by and among the Borrower and Southwest Bank of Texas, N.A., individually as Lender and as Agent, and The Boatmen's National Bank of St. Louis, as Lender (together with all amendments or supplements thereto, the "CREDIT AGREEMENT"). This Note evidences the Term Loans made by the Bank thereunder and shall be governed by the Credit Agreement. Capitalized terms used in this Note and not defined in this Note, but which are defined in the Credit Agreement, have the respective meanings herein as are assigned to them in the Credit Agreement.

        The Bank is hereby authorized by the Borrower to record all advances and all payments and prepayments of the Term Loans evidenced hereby on account of principal and interest on schedule A (or a continuation thereof) attached hereto and made a part hereof for all purposes and to provide continuations to such Schedule A as may be necessary. The failure of the Bank to record any such amounts shall not diminish or impair the obligations of the Borrower to repay all principal advanced and to pay all interest accruing under this Note in respect of such Term Loans.

        The Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note, except as specifically provided in the Credit Agreement, expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration,

CREDIT AGREEMENT
August 29, 1996
                                             B-1
bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

        If default is made in the payment of this Note (whether of principal, interest or other amounts) when due (regardless of how the maturity of this Note may be brought about) and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, the Borrower agrees to pay to the owner and holder of this Note the reasonable attorneys' fees incurred by the holder in connection therewith.

        This Note is issued pursuant to and is entitled to the benefits of the Credit Agreement and the Security Instruments. Reference is made to the Credit Agreement for provisions for the acceleration of the maturity hereof on the occurrence of certain events specified therein and for all other pertinent purposes.

        THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

                                                   STAT HEALTHCARE, INC.


                                                   By:
                                                   Ned E. Chapman
                                                   Chief Financial Officer

CREDIT AGREEMENT
August 29, 1996
                                             B-2

                                   SCHEDULE A
                                       TO
                                    TERM NOTE


        This Note evidences the Term Loans made by the Bank under the Credit Agreement to the Borrower by the Bank, in the principal amount set forth below and the applicable rates for each such Term Loan, subject to the payments of principal set forth below:


                                    SCHEDULE
                                       OF
                  LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST

    DATE       RATE      PRINCIPAL AMOUNT      AMOUNT OF PRINCIPAL       BALANCE OF       NOTATION
                              OF LOAN             PAID OR REPAID            LOANS         MADE BY


CREDIT AGREEMENT
August 29, 1996
                                             B-3

                                    EXHIBIT C

                                     FORM OF

                 BORROWING, CONTINUATION, AND CONVERSION REQUEST

                                 _____________________, 199__

        STAT HEALTHCARE, INC., a Delaware corporation (the "BORROWER"), pursuant to the Credit Agreement dated as of August 29, 1996 (together with all amendments or supplements thereto, the "CREDIT AGREEMENT") among the Borrower, Southwest Bank of Texas, N.A., individually as Lender and as administrative agent (the "AGENT"), and The Boatmen's National Bank of St.
Louis,
as Lender, hereby requests [a loan] [loans] on the date and in the amount[s] as follows (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

 1.     Term Loans:

 (a)    Aggregate amount of new Term Loans to be $______________________;

 (b)    Requested funding date is _________________, 199__;

 2.     Revolving Credit Loans:

 (a) Aggregate amount of new Revolving Credit Loans to be $______________________;

 (b)    Requested funding date is _________________, 199__;

 (c)    $_____________________ of such borrowings are to be LIBOR Loans;

        $_____________________ of such borrowings are to be Base Rate Loans; and

 (d)    Length of Interest Period for LIBOR Loans is:
        _________________________.

 3.     LIBOR Loan Continuation for LIBOR Loans maturing on
        _____________________:

 (a)    Aggregate amount to be continued as LIBOR Loans is $__________________;

 (b) Aggregate amount to be converted to Base Rate Loans is $____________________;

 (c)    Length of Interest Period for continued LIBOR Loans is
               ________________________.

CREDIT AGREEMENT
August 29, 1996
                                             C-1

4.     Conversion of Outstanding Base Rate Loans to LIBOR Loans:

       Convert $__________________ of the outstanding Base Rate Loans to LIBOR Loans on ____________________ with an Interest Period of
       ______________________.


5.     Conversion of Outstanding LIBOR Loans to Base Rate Loans:

       Convert $__________________ of the outstanding LIBOR Loans with Interest Period maturing on ______________________, 199_, to Base Rate Loans.


        The undersigned certifies that he is the _____________________ of the Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation, or conversion under the terms and conditions of the Credit Agreement.

                                                   STAT HEALTHCARE, INC.

                                                   By:
                                                   Name:
                                                   Title:

CREDIT AGREEMENT
August 29, 1996
                                             C-2

                                    EXHIBIT D

                         ADDITIONAL SECURITY INSTRUMENTS


1. Guaranty Agreement of South Texas Acute Trauma Physicians, P.A., STAT Physicians P.A., Old STAT, Inc., STAT Dialysis Corporation., and STAT Management Corporation.

2. Pledge and Security Agreement executed by the Borrower granting to the Lenders security interest in accounts receivables and equipment and pledging stock of Subsidiaries.

3.      Financing Statement with respect to item 2.

4. Security Agreements executed by South Texas Acute Trauma Physicians, P.A., STAT Physicians P.A., Old STAT, Inc., STAT Dialysis Corp., and STAT Management Corp. granting to the Lenders security interest in accounts receivables and equipment.

5.      Financing Statements with respect to item 4.

6.      Subrogation and Contribution Agreement among Guarantors and Borrower.

CREDIT AGREEMENT
August 29, 1996
                                             D-1

                                    EXHIBIT E

                             [FORM OF LEGAL OPINION]

                                 August 29, 1996


To Each of the Lenders Parties
to the Credit Agreement Hereinafter
Referred to and Southwest Bank of Texas, N.A., as Agent

        Re: Credit Agreement dated as of August 29, 1996 (the "CREDIT AGREEMENT"), among STAT Healthcare, Inc. a Delaware corporation (the "BORROWER"), Southwest Bank of Texas, N.A., individually as Lender and as administrative agent (the "AGENT"), and The Boatmen's National Bank of St. Louis, as Lender (together with the Agent, the "LENDERS").

Gentlemen:

        We have acted as special counsel for the Borrower, South Texas Acute Trauma Physicians, P.A., a Texas professional association ("STAT P.A."), STAT Physicians, P.A., a Texas professional association, Old STAT, Inc., a Texas corporation, STAT Dialysis Corporation., a Texas corporation, and STAT Management Corporation, a Texas corporation (STAT P.A., STAT Physicians, P.A., Old STAT, Inc., STAT Dialysis Corporation, and STAT Management Corporation, collectively being the "GUARANTORS") in connection with the Credit Agreement. This opinion is delivered to you pursuant to Section 3.01(f) of the Credit Agreement. Capitalized terms not otherwise defined herein are defined as set forth in the Credit Agreement, and other terms which are defined in the Uniform Commercial Code as in effect in the State of Texas (the "CODE") have the same meanings when used herein unless otherwise indicated by the context in which such terms are so used.

        In connection with the opinions hereinafter expressed, we have (i) investigated such questions of law, (ii) examined such organizing and governing documents and records of the Borrower and the Guarantors and certificates of public officials, and (iii) received such information from officers and representatives of the Borrower and the Guarantors, as we have deemed necessary or appropriate for the purposes of this opinion. We have examined the following documents (those identified in items (a) through (f) below being referred to collectively as "LOAN DOCUMENTS"):

               (a)    An executed copy of the Credit Agreement;

               (b) The executed promissory notes dated of even date with the Credit Agreement issued by the Borrower payable to the order of the Lenders (the "NOTES");

               (c) An executed copy of each of (i) the Security Agreement (the "BORROWER SECURITY AGREEMENT") dated of even date with the Credit Agreement executed by the Borrower, as debtor, in favor of the Agent, as secured party and (ii) the Security Agreements (the "GUARANTOR SECURITY AGREEMENTS") dated of even date with the Credit Agreement executed by each of STAT P.A., STAT Physicians, P.A., Old STAT, Inc., STAT Dialysis

CREDIT AGREEMENT
August 29, 1996
                                             E-1

        Corporation and STAT Management Corporation, each as debtor, in favor of the Agent, as secured party (the Borrower Security Agreement and Guarantor Security Agreements being collectively referred to herein as the "SECURITY AGREEMENTS");

               (d) An executed copy of the financing statements executed in connection with the Security Agreements (the "FINANCING STATEMENTS");

               (e) An executed copy of the Guaranty Agreement dated of even date with the Credit Agreement executed by each of the Guarantors (collectively, the "GUARANTY AGREEMENTS");

               (f) An executed copy of the Subrogation and Contribution Agreement dated of even date with the Credit Agreement executed by the Borrower and each of the Guarantors (the "SUBROGATION AND CONTRIBUTION AGREEMENT"); and

               (g) The Designated Contracts.

        In rendering the opinions herein set forth, we have assumed (i) the due authorization, execution and delivery of each document referred to in clauses
(a) through (f) of the second paragraph of this opinion by all parties to such document other than the Borrower and the Guarantors), and that each such document is valid, binding and enforceable against the parties thereto other than the Borrower and the Guarantors, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals and (v) the conformity to original documents of all documents submitted to us as copies. As to various questions of fact material to our opinion we have relied upon the representations made in the Loan Documents and upon certificates of officers of the Borrower.

        Based upon the foregoing and subject to the qualifications set forth below, we are of the opinion that:

        1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in the State of Texas and, to the best of our knowledge, in each other jurisdiction in which the ownership of its properties or the nature of its activities makes such qualification necessary, except for such jurisdictions in which the failure to so qualify would not have a Material Adverse Effect on the Borrower or on its ability to perform its obligations, under the Loan Documents.

        2. STAT P.A. and STAT Physicians, P.A. are professional associations validly existing under the laws of the State of Texas. Each of Old STAT, Inc., STAT Dialysis Corporation, and STAT Management Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. Each Guarantor is qualified to do business in the State of Texas and, to the best of our knowledge, in each other jurisdiction in which the ownership of its properties or the nature of its activities makes such qualification necessary, except for such jurisdictions in which the failure to so qualify would not have a Material Adverse Effect on such Guarantor or on its ability to perform its obligations, under the Loan Documents.

        3. The Borrower has the corporate power and authority to enter into and perform its obligations under the Loan Documents to which it is a party and to issue the Notes. The Borrower's

CREDIT AGREEMENT
August 29, 1996
                                             E-2
execution and delivery of the Loan Documents to which it is a party and the issuance and delivery of the Notes have been duly authorized by all requisite corporate action.

        4. Each Guarantor has the power and authority to enter into and perform its obligations under the Loan Documents to which it is a party. Each Guarantor's execution and delivery of the Loan Documents to which it is a party have been duly authorized by all requisite action.

        5. The Loan Documents to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application relating to or affecting creditors' rights. The Loan Documents to which each Guarantor is a party constitute legal, valid, and binding obligations of each of the Guarantors enforceable against them in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application relating to or affecting creditors' rights. The enforceability and binding nature of the Loan Documents is subject to (a) the qualification that certain provisions of the Loan Documents are or may be unenforceable in whole or in part (but the inclusion of such provisions does not affect the validity of such instruments and each such instrument contains adequate provisions for the practical realization of the rights and benefits afforded thereby) and (b) general principles of equity.

        6. The execution and delivery of the Loan Documents to which each of the Borrower and the Guarantors is a party and the performance by each of the Borrower and the Guarantors of their respective terms do not conflict with or result in a violation of the Certificate of Incorporation or By-laws of the Borrower or the Guarantors, applicable provisions of statutory law or regulation or, to the best of our knowledge, any material agreement, instrument or judicial or regulatory order to which the Borrower or the Guarantors are party or are subject or result in the Borrower or the Guarantors being obligated to create or impose any Lien upon any of their Properties, other than those contemplated by the Credit Agreement.

        7. No approval, authorization, or other action by or filing with any governmental authority is required in connection with the execution and delivery by the Borrower or the Guarantors of the Loan Documents.

        8. Except as described in the schedule of litigation heretofore furnished to the Agent by the Borrower, there are, to the best of our knowledge, no actions, suits, or proceedings pending or threatened against the Borrower before any court or arbitrator(s) or by or before any administrative agency or governmental authority, in which there is a reasonable possibility of an adverse decision which could have a materially adverse effect on the financial condition or business of the Borrower.

        9. The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

        10. The Security Agreements create valid security interests in favor of the Agent in the Collateral (as defined in each Security Agreement respectively), if adequately described therein, to the extent the Code is applicable thereto as security for the Notes. The Financing Statements are in appropriate form and has been duly filed pursuant to the Code resulting in the perfection of such security interests. We call to your attention that the perfection of the above security interests will be terminated (i) as to any Collateral (as to which the filing of a financing statement is necessary)

CREDIT AGREEMENT
August 29, 1996
                                             E-3
acquired by the Borrower, as the case may be, more than four (4) months after the Borrower, respectively, so changes its name, identity, or corporate structure as to make the financing statements seriously misleading, unless new appropriate financing statements indicating the new name, identity or structure of the Borrower are properly filed before the expiration of such four (4) months and (ii) as to any Collateral consisting of accounts, general intangibles, mobile goods, and (in the case of a non-possessory security interest) chattel paper four (4) months after the Borrower changes its chief executive office to a new jurisdiction outside the State of Texas unless such security interests are perfected in such new jurisdiction before that termination.

        11. The security interests referred to in paragraph 10 above as now perfected are first priority.

        12. The pledged securities listed in the Borrower Security Agreement have been duly authorized and validly issued, are fully paid and non-assessable, and constitute one hundred percent (100%) of the issued and outstanding shares of stock of the respective issuers thereof.

        13. The Designated Contracts are valid, binding, and enforceable on the parties thereto and do not conflict with applicable provisions of statutory law or regulations, including, without limitation, the Texas Medical Practices Act.

        14. (i) Each of AmHealth Kidney Center of the Valley, Ltd., Weslaco Kidney Center, Ltd., Starr Dialysis Center, Ltd., and Mission Kidney Center, Ltd., each a Texas limited partnership, has been merged with and into STAT Dialysis Corporation; (ii) each of AmHealth Medical Management, Ltd., Brownsville Hyperbaric Healthcare, Ltd., Southwestern Infusion Healthcare, Ltd., and AmHealth Ambulatory Healthcare, Ltd., each a Texas limited partnership, has been merged with and into STAT Management Corporation; and (iii) each of the mergers described in this paragraph has been duly authorized, has been filed, and is effective in compliance with applicable law, and is final, binding, and enforceable upon each of the entities and their owners under applicable law.

        We are qualified to practice law in the State of Texas and we do not purport to be experts on or express any opinion herein concerning any law other than the law of the State of Texas and the federal law of the United States. The opinions herein have been furnished at your request and are solely for your benefit in connection with the subject transaction and may not be relied upon by any other person or furnished to anyone else without the prior written consent of the undersigned.

                                                   Very truly yours,






CREDIT AGREEMENT
August 29, 1996
                                             E-4

                                    EXHIBIT F

                                     FORM OF

                             COMPLIANCE CERTIFICATE


       The undersigned hereby certifies that he is the ________________ of STAT HEALTHCARE, INC., a Delaware corporation ("the BORROWER"), and that as such he is authorized to execute and deliver this certificate on behalf of the Borrower with reference to the Credit Agreement dated as of August 29, 1996 (together with all amendments or supplements thereto being the "AGREEMENT") among the Borrower, Southwest Bank of Texas, N.A., individually as a Lender (as defined in the Agreement) and as administrative agent (the "AGENT"), and The Boatmen's National Bank of St. Louis, as a Lender (together with the Agent, the "LENDERS"). Each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified.

               (a) The representations and warranties of the Borrower contained in Article IV of the Agreement and in the Security Instruments and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Security Instruments were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except as such representations and warranties are modified to give effect to the transactions expressly permitted by the Agreement or deviations from such representations and warranties as to which the Borrower has notified the Lenders in writing of even date herewith.

               (b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the Security Instruments required to be performed or complied with prior to or at the time of delivery hereof.

               (c) The Borrower has not incurred any material liabilities, direct or contingent, since August 29, 1996 except those set forth in
       SCHEDULE 4.03 to the Agreement and except those allowed by the terms of the Agreement or consented to by the Lenders in writing.

               (d) Since August 29, 1996, no change has occurred, either in any case or in the aggregate, in the condition of the Borrower which would have a Material Adverse Effect.

               (e) There exists, and, after giving effect to the loan or loans with respect to which this certificate is being delivered, will exist, no Default under the Agreement or any event or circumstance which constitutes, or with notice or lapse of time (or both) would constitute, an event of default under any material loan or credit agreement, indenture, deed of trust, security agreement or other material agreement or instrument evidencing or pertaining to any Debt of the Borrower, or under any material agreement or instrument to which the Borrower is a party or by which the Borrower is bound.


CREDIT AGREEMENT
August 29, 1996
                                             F-1

       EXECUTED AND DELIVERED this ____ day of ______________.

                                            STAT HEALTHCARE, INC.


                                            By:
                                            Name:
                                     Title:


CREDIT AGREEMENT
August 29, 1996
                                             F-2

                                  Schedule I to
                             Compliance Certificate

                     Computation of Financial Ratios for the
                    ROLLING PERIOD ENDED ON __________, 19__

I.     SECTION 6.11 TANGIBLE NET WORTH

       A.      Preferred Stock....................................................$___________

       B.      Common Stock (par value)...........................................$___________

       C.      Capital in excess of I.B...........................................$___________

       D.      Surplus and Retained Earnings
               (($______ ), if negative)..........................................$___________

       E.      Cost of Treasury Shares............................................$___________

       F.      Book Value of all Intangible Assets (not already
               deducted from I.D. but including goodwill,
               R&D costs, trademarks, trade names,
               copyrights, franchises, unamortized debt
               discount and expense and all reserves and
               writeups in book value from revaluation
               or changes in GAAP)................................................$___________

       G.      Tangible Net Worth (I.A. + I.B. + I.C. + I.D.
               (- I.D., if negative)) - (I.E. + I.F.).............................$___________

       H.      Required Minimum..................................................$3,500,000.00


II.    SECTION 6.12 CURRENT RATIO

       A.      Consolidated Current Assets (in accordance with GAAP)..............$___________

       B.      Consolidated Current Liabilities (in accordance with GAAP).........$___________

       C.      Ratio = II.A. / II.B...............................................____ to 1.00

       D.      Required Minimum...................................................1.50 to 1.00

CREDIT AGREEMENT
August 29, 1996
                                             F-3




III.   SECTION 6.13 FUNDED INDEBTEDNESS COVERAGE RATIO

       A.      Indebtedness (as defined in the Credit Agreement)..................$___________

       B.      Capital Lease Obligations..........................................$___________

       C.      Guaranteed Amount of any Funded Indebtedness.......................$___________

       D.      Total Funded Indebtedness (III.A. + III.B. + III.C.)...............$___________

       E.      Consolidated Net Income (prior to all federal, state, local and foreign income taxes and after salary and bonuses
               paid to officers)..................................................$___________

       F.      Depreciation and Amortization of Assets (including goodwill and other intangible assets).......................................$___________

       G.      Interest Paid during such period...................................$___________

       H.      Other Non-Cash Operating Charges ..................................$___________

       I.      Federal, state, local, and foreign income taxes (actually paid)....$___________

       J.      Consolidated Operating Cash Flow (III.E. + III.F. + III.G. +
               III.H. - (III.I.)..................................................$___________

       K.      Ratio = III.D. / III.J............................................_____ to 1.00

       L.      Maximum Permissible................................................2.50 to 1.00

IV.    SECTION 6.14 FIXED CHARGE COVERAGE RATIO

       A.      III.J..............................................................$___________

       B.      Current maturities of III.D........................................$___________

       C.      Interest paid during such period...................................$___________

       D.      Dividends declared or paid during such period......................$___________

       E.      Capitalized maintenance expenditures for such period...............$___________

       F.      Total Fixed Charges (IV.B. + IV.C. + IV.D. + IV.E.)................$___________

       G.      Ratio of IV.A. to IV.F.............................................____ to 1.00

       H.      Required Minimum...................................................1.25 to 1.00

CREDIT AGREEMENT
August 29, 1996
                                             F-4

                                    EXHIBIT G

                                           FORM OF

                           BORROWING BASE CERTIFICATE


       The undersigned hereby certifies that he is the ________________ of STAT HEALTHCARE, INC., a Delaware corporation ("the BORROWER"), and that as such he is authorized to execute and deliver this certificate on behalf of the Borrower with reference to the Credit Agreement dated as of August 29, 1996 (together with all amendments or supplements thereto being the "AGREEMENT") among the Borrower, Southwest Bank of Texas, N.A., individually as a Lender (as defined in the Agreement) and as administrative agent (the "AGENT"), and The Boatmen's National Bank of St. Louis, as a Lender (together with the Agent, the "LENDERS").


I.     TOTAL PRIVATE INSURANCE ACCOUNTS RECEIVABLE
       (90 DAYS AND UNDER).....................................................$______________

II.    ELIGIBLE PRIVATE INSURANCE ACCOUNTS RECEIVABLE
       (85% of Line I).........................................................$______________

III.   TOTAL MEDICARE AND MEDICAID RECEIVABLES
       (90 DAYS AND UNDER).....................................................$______________

IV.    ELIGIBLE MEDICARE AND MEDICAID RECEIVABLES
       (20% of Line III).......................................................$______________

  V.   AVAILABLE REVOLVING CREDIT BORROWING BASE...............................$______________
       (Line II PLUS Line IV)

 VI.   MAXIMUM REVOLVING CREDIT COMMITMENT.......................................$3,000,000.00

VII.   OUTSTANDING LOAN BALANCE................................................$______________

VIII.  AVAILABLE CREDIT........................................................$______________
       ( (greater than) of V or VI, minus VII)

CREDIT AGREEMENT
August 29, 1996
                                             G-1

       The undersigned certifies that he is the __________________ of the Borrower and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that information and calculations contained herein are true and correct as of ______________________..

       EXECUTED AND DELIVERED this ____ day of ______________.

                                            STAT HEALTHCARE, INC.


                                            By:
                                            Name:
                                     Title:


CREDIT AGREEMENT
August 29, 1996
                                             G-2